                                                                  MARCH 31, 1998


                              SunAmerica
                                 INCOME Funds


                                   [GRAPHIC]








Annual Report

U.S. Government Securities . Federal Securities

Diversified Income . High Income . Tax exempt insured


                                                     [LOGO]  SunAmerica
                                                             Asset Management

 SUNAMERICA INCOME FUNDS
 SHAREHOLDER LETTER

                                                                   May 12, 1998

Dear Shareholder:

  The SunAmerica Federal Securities, Diversified Income, High Income, and Tax Exempt Insured Funds each outperformed its respective Lipper category average for the twelve months ended March 31, 1998 on a cumulative basis. Given the market volatility during the fiscal year, active yet disciplined management-- particularly through effective portfolio maturity adjustments, individual issue selection, and sector allocation--was key to these strong performance results. The dramatic decline in the interest rates over the twelve months favored longer duration portfolios. The U.S. Government Securities Fund, which is inherently of shorter duration, performed as expected for the annual period.

MARKET ACTIVITY

  Overall, the fiscal year favored fixed income investors and was driven by three major factors. First, the market expectation of a U.S. federal budget surplus was realized, which, in turn, generated positive supply/demand forces within the fixed income market. Second, inflation remained low because of productivity enhancements, cheaper goods globally, and declining commodity prices. The third major factor was the appreciation of the U.S. dollar. The strong dollar was boosted both by the unrest in Asia and by the early implementation of the European economic and monetary union (EMU). Together, these factors--along with declining interest rates, a Federal Reserve Board on hold, and economic growth between 2%-4% for the eighth year in a row--made investing in U.S. fixed income assets attractive. Perhaps the biggest beneficiary of lower interest rates was the consumer, who enjoyed lower loan rates, strong employment, and rising compensation. Subsequently, homeownership hit record highs as did tax payments and reinvestment of capital gains. Interestingly, savings rates fell to a 57 year low.

  U.S. GOVERNMENT SECURITIES. A favorable supply/demand balance, very high interest payments, and a growing need of mortgage-backed securities investors, to own Treasuries (as mortgages pre-paid very quickly in a declining rate environment) all led to a strong rally in the U.S. Treasury market. A notable increase in foreign interest in U.S. securities also supported the rally. Asian turmoil prompted a "flight to quality;" U.S. rates were relatively favorable compared to most international securities; and faith in Federal Reserve Board Chairman Alan Greenspan grew worldwide. Securities at the long-term end of the yield curve appreciated most, with the 30-year U.S. Treasury yield moving from a peak of 7.20% in March 1997 to a low of 5.68% in January 1998 and ending the fiscal period at 5.93%.

  HIGH YIELD CORPORATE SECURITIES. The high yield sector outperformed all other fixed income sectors for the annual period, as several factors converged to provide an excellent backdrop. Specifically, the telecommunications sector, which was oversold in March 1997, rallied back strongly through the summer and fall, boosted by increased merger and acquisition activity. Also, default rates within the overall market remained below 2% throughout the year. A rising stock market, stable yields, declining interest rates, and economic growth with low inflation also were ideal for high yield bonds during the fiscal year. As a result, this sector continued to benefit from large cash inflows, from both individuals investing in mutual funds and institutional investors increasing their allocations to high yield securities. Supply and demand continued their record-setting pace. Underlying fundamentals remained strong, but credits in the overall market weakened as the number of non-rated bonds from start-up companies and others increased. The telecommunications and gaming industries performed well, supermarkets were mixed, and commodities lagged.

 SUNAMERICA INCOME FUNDS
 SHAREHOLDER LETTER

  INTERNATIONAL SECURITIES. Foreign debt markets suffered during this annual period. In the fourth calendar quarter of 1997, the Asian currency crises raised questions regarding the heralding of reform packages of certain of the region's nations as prototypes for future development. The crises also made clear that the economies of the Asian region were more closely linked than those of Latin America when it suffered in its own crisis years earlier. In addition, we believe that the evolution of EMU, while viewed as a long-term positive, is still a short-term uncertainty for the markets, as European countries are in varying economic cycles and several open issues of implementation remain.

  TAX EXEMPT SECURITIES. The supply of municipal securities set new records, up approximately 19% for the calendar year 1997 over the previous twelve months. This pace continued into the first quarter of 1998, with volume up over 70% versus first quarter 1997 issuance. Lower interest rates led to refundings by municipalities, and the increase in new issuance largely reflected the trend of the Federal government to empower state and local governments to fund regional projects. These local governments have been able to do this because of their improved fiscal management and healthier coffers. At the same time, demand remained strong, particularly from property and casualty insurance companies and from taxable buyers attracted to the yield ratios of municipal securities over U.S. Treasuries. The credit upgrade/downgrade ratio also remained strong throughout the fiscal period at nearly 4:1. Among those upgraded were New York City, which is the largest municipal issuer, and Washington D.C., which has returned from near insolvency. Credit spreads continued to narrow, due to high issuance of insured paper, increased demand for higher yielding non-insured paper, and the recent establishment of a company offering to insure municipal bonds up to an "A" quality.

INVESTMENT REVIEW

  THE U.S. GOVERNMENT SECURITIES AND FEDERAL SECURITIES FUNDS, while maintaining their "thirds" allocations to premium, higher coupon mortgages, current coupon, total return-oriented mortgages, and U.S. Treasuries, each benefited from enhanced focus on lower coupon mortgages that perform well in a declining interest rate environment. The Funds also benefited from our lengthening both of their average maturities.

  The Federal Securities Fund, the longer duration, more total return-oriented of the two, was ranked #1 of the 56 funds in its Lipper category for the twelve months ended December 31, 1997. It finished its fiscal year ranked #5 of the 52 funds in its category for the twelve months ended March 31, 1998. This impressive outperformance was achieved primarily by maintaining a longer duration--between 5.8 and 6.8 years--than most of its competition and by taking advantage of opportunities to enhance total return through active trading whenever possible. As of March 31, 1998, the Fund's average maturity stood at 15.3 years.

  The U.S. Government Securities Fund, while lagging the index, met its objective. We structured the conservative portfolio to provide income and principal stability from shorter maturity, higher coupon, premium mortgages and to generate total return from longer maturity U.S. Treasuries. We maintained the Fund's duration at about 5 years throughout the fiscal year. As of March 31, 1998, the Fund's average maturity stood at 13.1 years.

  THE DIVERSIFIED INCOME AND HIGH INCOME FUNDS, each of which significantly outperformed their respective Lipper category averages for the annual period, both benefited from favorable sector selection. The Diversified Income Fund had a particularly strong year, finishing in the top decile of its Lipper category

 SUNAMERICA INCOME FUNDS
 SHAREHOLDER LETTER
average for the twelve months ending March 31, 1998. We accomplished this by increasing its allocation to longer-term U.S. Treasuries, effectively selecting individual higher yield corporate securities and moving to a modest overweighted position in this sector, and completely avoiding the difficulties in the Asian markets. The Fund's foreign securities remained overweighted in Brazil and Argentina, which traded down in sympathy to the Asian markets but not nearly to the same extent. These Latin American markets also rebounded relatively quickly, as investors re-focused on the underlying fundamentals of each individual country. On March 31, 1998, the Fund was 47.1% invested in foreign securities, 40.5% in high yield corporate bonds, 5.6% in U.S. Treasuries, and 6.8% in cash and other securities.

  The High Income Fund benefited from its overweighting in the telecommunications sectors, particularly the cellular and competitive local exchange carrier industries, which performed well. The Fund stayed underweighted in supermarkets, and though the gaming sector did well, we remained underweighted in that area since we currently do not see much value in these securities. Finally, the Fund's total return benefited from strong merger and acquisition, Initial Public Offering (IPO), and tender-offer activity as well as from several warrant positions, where we were able to realize gains on the stocks. Although credits in the high yield market as a whole weakened, we improved the overall credit quality of the Fund's portfolio during the year. We decreased the Fund's allocation to preferred stock, moved into higher grade corporate bonds, and, through intensive research and analysis, found value in certain of the start-up companies' issues.

  THE TAX EXEMPT INSURED FUND outperformed its Lipper category average for the fiscal year, primarily because we continued to focus on bond structure, i.e. those bonds with good names and strong underlying credit ratings that were either non-callable, had call protection, or had discounts offering potential price appreciation. The Fund's total return also benefited from our adjustment of the portfolio's duration, moving slightly longer at the end of 1997 to take advantage of the declining interest rate environment, the balanced Federal budget, and the Asian crisis-prompted flight to quality (which helped municipal securities along with U.S. Treasuries). By fiscal year end, we moved to a duration neutral position but maintained the Fund's barbell structure, i.e., overweighting on both the shorter- and longer-term ends of the yield curve. We believe this strategy helped the Fund capture the majority of the sector's rally in the early part of 1998.

  The Fund's overall credit quality remains high, with 82.5% of assets in "Aaa"-rated bonds as of March 31, 1998. In the second half of the fiscal year, we sold credits, such as Hawaiian issues, that could be impacted by the Asian turmoil and we purchased some Puerto Rico issues, considered a specialty state that we believe should perform well on a relative value play. We also moved to an underweighted position in New York to negate the impact of heavy issuance in the second quarter of 1998. As of March 31st, the Fund was broadly diversified among 30 states plus Puerto Rico, and just under 89% of its assets were invested in insured municipal bonds.

MANAGER OUTLOOK

  We believe that many of the attributes that favored the fixed income market in the past fiscal year remain viable looking ahead. These include a formidable U.S. monetary policy, a positive Federal deficit picture, and strong benefits from low commodity inflation. We believe that the Federal Reserve Board will achieve its goal of 2.5% GDP growth for 1998.

 SUNAMERICA INCOME FUNDS
 SHAREHOLDER LETTER

  The risk becomes whether domestic growth will continue to outpace expectations. This would make it difficult for the Fed not to adjust their stance back towards a tightening bias in the effort to remain both vigilant and preemptive. At the same time, Chairman Greenspan would be reluctant to appear uncertain in his belief of Asia's potential impact on the U.S. market. We believe that the market has already begun to discount a shift towards tightening. The other question is whether major U.S. corporations will be able to cut back on production and allow wage inflation fears to subside or whether they will seek market share. We believe they will seek profitability and thus stem a bit of the wage inflation tide.

  Volatility will almost certainly increase, and thus the SunAmerica Income Funds' active management style becomes more essential than ever. We maintain our long-standing commitment to our top-down, issue-specific, value-oriented strategies, carried out in a disciplined manner consistent with market conditions and interest rate activity.

  In the Diversified Income and High Income Funds, we intend to continue upgrading credit quality over the near term and to monitor valuations as we seek opportunities for yield. We intend to maintain our current "thirds strategy" in the U.S. Government Securities and Federal Securities Funds. And in the Tax-Exempt Insured Fund, we intend to continue emphasizing high quality bonds and to carefully seek opportunities in several market trends just coming into focus.

  We value your ongoing support of the SunAmerica Income Funds and look forward to serving your investment needs in the years ahead with pro-active management and high current income consistent with each Fund's objective.

/s/ P. Christopher Leary
P. Christopher Leary
Director of Fixed Income

                                       /s/ James T. McGrath
/s/ John W. Risner                     James T. McGrath
John W. Risner                         Portfolio Manager
Portfolio Manager

 SUNAMERICA INCOME FUNDS
 STATEMENT OF ASSETS AND LIABILITIES -- March 31, 1998

                          U.S. GOVERNMENT     FEDERAL     DIVERSIFIED       HIGH       TAX EXEMPT
                          SECURITIES FUND SECURITIES FUND INCOME FUND   INCOME FUND   INSURED FUND
                          ------------------------------------------------------------------------
ASSETS:
Investment securities,
 at value (identified
 cost $302,111,257;
 $43,785,438;
 $81,841,431;
 $181,853,876 and
 $100,416,712,
 respectively)..........   $305,882,429     $44,635,181   $ 83,653,354  $181,939,792  $109,129,854
Short-term securities,
 at value (identified
 cost $493,605; 0;
 $1,051,250; $1,576,875
 and $700,000,
 respectively)..........        493,611              --      1,030,000     1,545,000       700,000
Repurchase agreements
 (cost equals market)...     27,473,000       9,030,000      1,722,000            --            --
Cash....................          1,230             351        448,692       812,672        71,604
Receivable for
 investments sold.......     37,637,824       2,623,576      1,490,055     2,584,155       185,078
Interest and dividends
 receivable.............      3,104,846         382,104      1,762,511     3,510,561     1,627,566
Receivable for variation
 margin on futures
 contracts..............         66,344              --             --            --            --
Receivable for shares of
 beneficial interest
 sold...................         49,859         137,221         35,246     1,829,350        69,177
Prepaid expenses........         31,274          28,285          3,991        29,472        20,847
Receivable due from
 investment adviser.....             --              --             --         2,995            --
                           ------------     -----------   ------------  ------------  ------------
 Total assets...........    374,740,417      56,836,718     90,145,849   192,253,997   111,804,126
                           ------------     -----------   ------------  ------------  ------------
LIABILITIES:
Payable for investments
 purchased..............     43,845,473       6,108,317        623,618     8,656,239            --
Payable for securities
 loaned.................     23,543,750              --             --            --            --
Dividends payable.......        599,805          95,055        290,956       634,016       179,988
Payable for shares of
 beneficial interest
 redeemed...............        490,916          58,761        125,416        71,279        47,148
Accrued expenses........        407,803          62,674         81,087       110,054        87,161
Distribution and service
 maintenance fees
 payable................        209,885          25,299         61,603       119,681        45,821
Investment advisory and
 management fees
 payable................        196,843          22,414         49,176       112,377        47,399
                           ------------     -----------   ------------  ------------  ------------
 Total liabilities......     69,294,475       6,372,520      1,231,856     9,703,646       407,517
                           ------------     -----------   ------------  ------------  ------------
   Net assets...........   $305,445,942     $50,464,198   $ 88,913,993  $182,550,351  $111,396,609
                           ============     ===========   ============  ============  ============
NET ASSETS WERE COMPOSED
 OF:
Shares of beneficial
 interest, $.01 par
 value..................   $    352,638     $    45,721   $    189,569  $    234,293  $     85,458
Paid-in capital.........    331,443,039      48,864,044    111,458,940   204,731,580   106,047,602
                           ------------     -----------   ------------  ------------  ------------
                            331,795,677      48,909,765    111,648,509   204,965,873   106,133,060
Accumulated
 undistributed
 (distributions in
 excess of) net
 investment income......        (60,738)        (75,487)       191,746       439,881      (110,607)
Accumulated net realized
 gain (loss) on
 investments, futures,
 options and foreign
 currency...............    (30,136,632)        780,177    (24,716,935)  (22,909,444)   (3,338,986)
Net unrealized
 appreciation on
 investments............      3,771,178         849,743      1,790,673        54,041     8,713,142
Net unrealized
 appreciation on futures
 contracts..............         76,457              --             --            --            --
                           ------------     -----------   ------------  ------------  ------------
   Net assets...........   $305,445,942     $50,464,198   $ 88,913,993  $182,550,351  $111,396,609
                           ============     ===========   ============  ============  ============
CLASS A (UNLIMITED
 SHARES AUTHORIZED):
 Net assets.............   $ 97,495,609     $31,627,516   $ 25,516,573  $ 56,442,305  $ 88,518,909
 Shares of beneficial
  interest issued and
  outstanding...........     11,259,592       2,868,465      5,449,294     7,250,438     6,791,093
 Net asset value and
  redemption price per
  share.................   $       8.66     $     11.03   $       4.68  $       7.78  $      13.03
 Maximum sales charge
  (4.75% of offering
  price)................           0.43            0.55           0.23          0.39          0.65
                           ------------     -----------   ------------  ------------  ------------
 Maximum offering price
  to public.............   $       9.09     $     11.58   $       4.91  $       8.17  $      13.68
                           ============     ===========   ============  ============  ============
CLASS B (UNLIMITED
 SHARES AUTHORIZED):
 Net assets.............   $207,950,333     $18,836,682   $ 63,397,420  $124,962,181  $ 22,877,700
 Shares of beneficial
  interest issued and
  outstanding...........     24,004,195       1,703,670     13,507,605    16,031,814     1,754,749
 Net asset value,
  offering and
  redemption price per
  share.................   $       8.66     $     11.06   $       4.69  $       7.79  $      13.04
                           ============     ===========   ============  ============  ============
CLASS C (UNLIMITED
 SHARES AUTHORIZED):
 Net assets.............                                                $  1,145,865
 Shares of beneficial
  interest issued and
  outstanding...........                                                     147,022
 Net asset value,
  offering and
  redemption price per
  share.................                                                $       7.79
                                                                        ============

See Notes to Financial Statements

 SUNAMERICA INCOME FUNDS
 STATEMENT OF OPERATIONS -- For the year ended March 31, 1998

                            U.S. GOVERNMENT     FEDERAL     DIVERSIFIED     HIGH       TAX EXEMPT
                            SECURITIES FUND SECURITIES FUND INCOME FUND  INCOME FUND  INSURED FUND
                            --------------- --------------- -----------  -----------  ------------
INVESTMENT INCOME:
Income:
 Interest.................    $29,715,115     $3,563,623    $ 9,902,668  $15,827,269  $ 6,714,012
 Dividends................             --             --             --      193,979           --
                              -----------     ----------    -----------  -----------  -----------
 Total Investment Income..     29,715,115      3,563,623      9,902,668   16,021,248    6,714,012
                              -----------     ----------    -----------  -----------  -----------
Expenses:
 Investment advisory and
  management fees.........      2,618,884        259,246        630,297    1,128,548      582,729
 Distribution and service
  maintenance fees--Class
  A.......................        374,850        108,151         82,072      161,715      324,213
 Distribution and service
  maintenance fees--Class
  B.......................      2,483,056        184,550        735,197    1,041,969      239,135
 Distribution and service
  maintenance fees--Class
  C.......................             --             --             --          719           --
 Custodian fees and
  expenses................        788,005         90,080         66,300       89,190       76,980
 Transfer agent fees and
  expenses--Class A.......        290,141         91,849         68,239      131,360      242,205
 Transfer agent fees and
  expenses--Class B.......        637,618         54,847        196,384      268,421       59,414
 Transfer agent fees and
  expenses--Class C.......             --             --             --          251           --
 Trustees' fees and
  expenses................         44,736          5,487         11,868       17,130       13,971
 Audit and tax consulting
  fees....................         28,830         24,725         25,035       26,545       24,455
 Printing expense.........         24,970          5,980          7,065       11,975        5,075
 Registration fees--Class
  A.......................         10,489         11,023          8,310       13,357       13,056
 Registration fees--Class
  B.......................         13,247          9,289         12,622       17,764        8,449
 Registration fees--Class
  C.......................             --             --             --        3,799           --
 Legal fees and expenses..          8,300            526          1,610        1,820        1,760
 Insurance expense........          6,524            768          1,582        2,051       12,855
 Interest expense.........          4,020             --          3,481        9,691           --
 Miscellaneous expenses...          6,755            822          1,656        2,251        1,998
                              -----------     ----------    -----------  -----------  -----------
 Total expenses...........      7,340,425        847,343      1,851,718    2,928,556    1,606,295
 Less: expenses
  reimbursed by
  investment adviser......             --             --             --       (3,859)          --
                              -----------     ----------    -----------  -----------  -----------
 Net expenses.............      7,340,425        847,343      1,851,718    2,924,697    1,606,295
                              -----------     ----------    -----------  -----------  -----------
Net investment income.....     22,374,690      2,716,280      8,050,950   13,096,551    5,107,717
                              -----------     ----------    -----------  -----------  -----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
Net realized gain on
 investments..............      3,606,429      1,918,591      5,155,099   11,231,344    3,219,309
Net realized foreign
 exchange loss on other
 assets and liabilities...             --             --         (4,627)      (2,086)          --
Net realized loss on
 future contracts.........             --             --             --           --      (10,563)
Net change in unrealized
 appreciation/depreciation
 on investments...........      5,602,705        928,406        783,223    2,889,820    3,147,644
Net change in unrealized
 appreciation/depreciation
 on futures contracts.....         76,457             --             --           --           --
                              -----------     ----------    -----------  -----------  -----------
Net realized and
 unrealized gain on
 investments..............      9,285,591      2,846,997      5,933,695   14,119,078    6,356,390
                              -----------     ----------    -----------  -----------  -----------
NET INCREASE IN NET ASSETS
 RESULTING FROM
 OPERATIONS...............    $31,660,281     $5,563,277    $13,984,645  $27,215,629  $11,464,107
                              ===========     ==========    ===========  ===========  ===========

See Notes to Financial Statements

 SUNAMERICA INCOME FUNDS
 STATEMENT OF CHANGES IN NET ASSETS

                          U.S. GOVERNMENT SECURITIES FUND    FEDERAL SECURITIES FUND     DIVERSIFIED INCOME FUND
                          -------------------------------   --------------------------  --------------------------
                           FOR THE YEAR     FOR THE YEAR    FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR
                               ENDED            ENDED          ENDED         ENDED         ENDED         ENDED
                             MARCH 31,        MARCH 31,      MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
                               1998             1997            1998          1997          1998          1997
                          ---------------  ---------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
OPERATIONS:
 Net investment income..  $    22,374,690  $    31,171,251  $ 2,716,280   $  3,342,605  $  8,050,950  $  9,277,031
 Net realized gain
  (loss) on investments.        3,606,429      (13,021,676)   1,918,591       (270,175)    5,155,099     3,537,013
 Net realized gain
  (loss) on futures and
  options contracts.....               --          (68,606)          --         19,076            --       (19,031)
 Net realized foreign
  exchange loss on other
  assets and
  liabilities...........               --               --           --             --        (4,627)       (1,754)
 Net change in
  unrealized
  appreciation/
  depreciation on
  investments...........        5,602,705       (1,446,259)     928,406       (165,240)      783,223      (866,163)
 Net change in
  unrealized
  appreciation/
  depreciation on
  futures contracts.....           76,457               --           --             --            --            15
                          ---------------  ---------------  -----------   ------------  ------------  ------------
Net increase in net
 assets resulting from
 operations.............       31,660,281       16,634,710    5,563,277      2,926,266    13,984,645    11,927,111
                          ---------------  ---------------  -----------   ------------  ------------  ------------
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income (Class A)......       (5,951,438)      (6,332,560)  (1,684,720)    (1,939,301)   (1,963,415)   (1,544,886)
 From net investment
  income (Class B)......      (12,224,144)     (18,378,969)    (886,109)    (1,107,790)   (5,673,779)   (7,502,127)
 From net realized gain
  on investments
  (Class A).............               --               --      (51,944)            --            --            --
 From net realized gain
  on investments
  (Class B).............               --               --      (30,053)            --            --            --
                          ---------------  ---------------  -----------   ------------  ------------  ------------
 Total dividends and
  distributions to
  shareholders..........      (18,175,582)     (24,711,529)  (2,652,826)    (3,047,091)   (7,637,194)   (9,047,013)
                          ---------------  ---------------  -----------   ------------  ------------  ------------
NET DECREASE IN NET
 ASSETS RESULTING FROM
 CAPITAL SHARE
 TRANSACTIONS (NOTE 6)..     (110,250,060)    (143,987,563)  (1,884,623)   (16,883,153)  (18,116,083)  (29,908,684)
                          ---------------  ---------------  -----------   ------------  ------------  ------------
TOTAL INCREASE
 (DECREASE) IN NET
 ASSETS.................      (96,765,361)    (152,064,382)   1,025,828    (17,003,978)  (11,768,632)  (27,028,586)
NET ASSETS:
Beginning of period.....      402,211,303      554,275,685   49,438,370     66,442,348   100,682,625   127,711,211
                          ---------------  ---------------  -----------   ------------  ------------  ------------
End of period [including
 undistributed
 (distributions in
 excess of) net
 investment income for
 March 31,1998 and March
 31, 1997 of $(60,738),
 $(318,396), $(75,487),
 $(82,950), $191,746 and
 $(217,383),
 respectively]..........  $   305,445,942  $   402,211,303  $50,464,198   $ 49,438,370  $ 88,913,993  $100,682,625
                          ===============  ===============  ===========   ============  ============  ============

See Notes to Financial Statements

 SUNAMERICA INCOME FUNDS
 STATEMENT OF CHANGES IN NET ASSETS

                                HIGH INCOME FUND         TAX EXEMPT INSURED FUND
                            --------------------------  --------------------------
                            FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR
                               ENDED         ENDED         ENDED         ENDED
                             MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
                                1998          1997          1998          1997
                            ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS:
OPERATIONS:
 Net investment income....  $ 13,096,551  $ 12,780,101  $  5,107,717  $  6,361,674
 Net realized gain on
  investments.............    11,231,344     8,745,205     3,219,309     2,352,893
 Net realized foreign
  exchange gain (loss) on
  other assets and
  liabilities.............        (2,086)           --            --        15,222
 Net realized loss on
  futures contracts.......            --            --       (10,563)           --
 Net change in unrealized
  appreciation/depreciation
  on investments..........     2,889,820    (6,210,119)    3,147,644    (3,258,254)
                            ------------  ------------  ------------  ------------
Net increase in net assets
 resulting from
 operations...............    27,215,629    15,315,187    11,464,107     5,471,535
                            ------------  ------------  ------------  ------------
DIVIDENDS TO SHAREHOLDERS:
 From net investment
  income (Class A)........    (4,011,096)   (3,645,653)   (4,101,670)   (5,107,379)
 From net investment
  income (Class B)........    (8,387,799)   (9,395,202)     (903,110)   (1,167,279)
 From net investment
  income (Class C)........        (6,158)           --            --            --
                            ------------  ------------  ------------  ------------
Total dividends to
 shareholders.............   (12,405,053)  (13,040,855)   (5,004,780)   (6,274,658)
                            ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 CAPITAL SHARE
 TRANSACTIONS (NOTE 6)....    28,217,413     9,485,027   (18,491,567)  (27,040,178)
                            ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE)
 IN NET ASSETS............    43,027,989    11,759,359   (12,032,240)  (27,843,301)
NET ASSETS:
Beginning of period.......   139,522,362   127,763,003   123,428,849   151,272,150
                            ------------  ------------  ------------  ------------
End of period [including
 undistributed
 (distributions in excess
 of) net investment income
 for March 31,1998 and
 March 31, 1997 of
 $439,881, $(267,317),
 $(110,607) and
 $(213,544),
 respectively]............  $182,550,351  $139,522,362  $111,396,609  $123,428,849
                            ============  ============  ============  ============

See Notes to Financial Statements

 SUNAMERICA INCOME FUNDS
 FINANCIAL HIGHLIGHTS

U.S. GOVERNMENT SECURITIES FUND
-------------------------------
                                          NET
                                         GAIN
                                        (LOSS)
                                          ON                                     DISTRI-
                                        INVEST-                                  BUTIONS
                                         MENTS      TOTAL    DIVIDENDS          IN EXCESS           NET               NET
                 NET ASSET               (BOTH       FROM    FROM NET            OF NET            ASSET             ASSETS
                  VALUE,      NET      REALIZED    INVEST-    INVEST-  RETURN    INVEST-   TOTAL   VALUE,            END OF
     PERIOD      BEGINNING INVESTMENT     AND        MENT      MENT      OF       MENT    DISTRI-  END OF   TOTAL    PERIOD
     ENDED       OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS  INCOME   CAPITAL   INCOME   BUTIONS  PERIOD RETURN(2) (000'S)
---------------- --------- ---------- ----------- ---------- --------- -------  --------- -------  ------ --------- --------
                                                                       CLASS A
                                                                       -------
10/01/93-
 3/31/94(3).....   $8.68     $0.28      $(0.34)     $(0.06)   $(0.14)  $(0.01)   $(0.08)  $(0.23)  $8.39    (0.68)% $ 76,586
3/31/95.........    8.39      0.61       (0.30)       0.31     (0.47)      --        --    (0.47)   8.23     3.89     73,399
3/31/96.........    8.23      0.62        0.16        0.78     (0.51)      --        --    (0.51)   8.50     9.62    125,504
3/31/97.........    8.50      0.59       (0.26)       0.33     (0.48)      --        --    (0.48)   8.35     3.98    113,171
3/31/98.........    8.35      0.58        0.21        0.79     (0.48)      --        --    (0.48)   8.66     9.62     97,496
                                                                       CLASS B
                                                                       -------
7/01/93-
 3/31/94(5).....   $8.74     $0.43      $(0.40)      $0.03    $(0.24)  $(0.01)   $(0.13)  $(0.38)  $8.39     0.25%  $886,089
3/31/95.........    8.39      0.56       (0.30)       0.26     (0.41)      --        --    (0.41)   8.24     3.25    594,779
3/31/96.........    8.24      0.55        0.17        0.72     (0.45)      --        --    (0.45)   8.51     8.87    428,772
3/31/97.........    8.51      0.54       (0.26)       0.28     (0.43)      --        --    (0.43)   8.36     3.31    289,040
3/31/98.........    8.36      0.52        0.20        0.72     (0.42)      --        --    (0.42)   8.66     8.80    207,950
U.S. GOVERNMENT SECURITIES FUND
-------------------------------
                 RATIO OF       RATIO OF
                 EXPENSES         NET
                    TO         INVESTMENT
                 AVERAGE       INCOME TO
     PERIOD        NET          AVERAGE       PORTFOLIO
     ENDED        ASSETS       NET ASSETS     TURNOVER
---------------- ------------- -------------- ---------
10/01/93-
 3/31/94(3).....   1.35%(4)(6)    6.83%(4)(6)     35%
3/31/95.........   1.46(6)        7.50(6)        105
3/31/96.........   1.44(6)        7.11(6)        142
3/31/97.........   1.54(6)        7.01(6)        148
3/31/98.........   1.63           6.73           229
7/01/93-
 3/31/94(5).....   1.95%(4)(6)    6.61%(4)(6)     35%
3/31/95.........   2.15(6)        6.80(6)        105
3/31/96.........   2.13           6.46           142
3/31/97.........   2.18           6.36           148
3/31/98.........   2.26           6.11           229

--------------------------------------------------------------------------------

FEDERAL SECURITIES FUND
-----------------------
                                          NET
                                         GAIN
                                        (LOSS)
                                          ON                                         DISTRI-
                                        INVEST-                                      BUTIONS
                                         MENTS      TOTAL    DIVIDENDS DISTRI-      IN EXCESS           NET               NET
                 NET ASSET               (BOTH       FROM    FROM NET  BUTIONS       OF NET            ASSET            ASSETS
                  VALUE,      NET      REALIZED    INVEST-    INVEST-   FROM         INVEST-   TOTAL   VALUE,           END OF
     PERIOD      BEGINNING INVESTMENT     AND        MENT      MENT    CAPITAL        MENT    DISTRI-  END OF   TOTAL   PERIOD
     ENDED       OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS  INCOME    GAINS        INCOME   BUTIONS  PERIOD RETURN(2) (000'S)
---------------- --------- ---------- ----------- ---------- --------- -------  --- --------- -------  ------ --------- -------
                                                                              CLASS A
                                                                              -------
10/11/93-
 3/31/94(3).....  $10.58     $0.22      $(0.34)     $(0.12)   $(0.23)  $(0.01)       $   --   $(0.24)  $10.22   (1.14)% $   592
3/31/95.........   10.22      0.60       (0.20)       0.40     (0.64)      --            --    (0.64)    9.98    4.18     6,259
3/31/96.........    9.98      0.68        0.40        1.08     (0.63)      --            --    (0.63)   10.43   10.94    40,278
3/31/97.........   10.43      0.65       (0.10)       0.55     (0.59)      --            --    (0.59)   10.39    5.40    30,509
3/31/98.........   10.39      0.62        0.63        1.25     (0.59)   (0.02)           --    (0.61)   11.03   12.29    31,628
                                                                              CLASS B
                                                                              -------
3/31/94.........  $10.84     $0.62      $(0.71)     $(0.09)   $(0.49)  $(0.03)       $(0.01)  $(0.53)  $10.22   (0.89)% $81,011
3/31/95.........   10.22      0.63       (0.26)       0.37     (0.58)      --            --    (0.58)   10.01    3.81    65,631
3/31/96.........   10.01      0.56        0.44        1.00     (0.56)      --            --    (0.56)   10.45   10.13    26,165
3/31/97.........   10.45      0.57       (0.08)       0.49     (0.52)      --            --    (0.52)   10.42    4.82    18,929
3/31/98.........   10.42      0.55        0.63        1.18     (0.52)   (0.02)           --    (0.54)   11.06   11.54    18,837
FEDERAL SECURITIES FUND
-----------------------
                 RATIO OF       RATIO OF
                 EXPENSES         NET
                    TO         INVESTMENT
                 AVERAGE       INCOME TO
     PERIOD        NET          AVERAGE       PORTFOLIO
     ENDED        ASSETS       NET ASSETS     TURNOVER
---------------- ------------- -------------- ---------
10/11/93-
 3/31/94(3).....   1.39%(4)(6)    4.68%(4)(6)     68%
3/31/95.........   1.40(6)        6.90(6)        267
3/31/96.........   1.37           6.12           311
3/31/97.........   1.41           6.11           426
3/31/98.........   1.47           5.75           529
3/31/94.........   1.98%          5.79%           68%
3/31/95.........   2.03           6.33           267
3/31/96.........   2.01           5.64           311
3/31/97.........   2.07           5.46           426
3/31/98.........   2.13           5.09           529

------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Pursuant to a reorganization of the SunAmerica Mutual Funds, the Fund changed its fiscal year end to March 31
(6) Net of the following expense reimbursements (based on average net assets):

                                            3/31/94 3/31/95 3/31/96 3/31/97
                                            ------- ------- ------- -------
   U.S. Government Securities Fund Class A    .10%    .07%   .04%     .01%
   U.S. Government Securities Fund Class B    .06%    .03%     --        --
   Federal Securities Fund Class A           6.74%   1.26%     --        --

See Notes to Financial Statements

 SUNAMERICA INCOME FUNDS
 FINANCIAL HIGHLIGHTS

DIVERSIFIED INCOME FUND
-----------------------
                                       NET GAIN
                                       (LOSS) ON                                                  RATIO OF
                                      INVESTMENTS                        NET               NET    EXPENSES      RATIO OF NET
                 NET ASSET               (BOTH               DIVIDENDS  ASSET             ASSETS     TO          INVESTMENT
                  VALUE,      NET      REALIZED   TOTAL FROM  FROM NET  VALUE,            END OF  AVERAGE        INCOME TO
                 BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT END OF   TOTAL    PERIOD    NET         AVERAGE NET
  PERIOD ENDED   OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME   PERIOD RETURN(2) (000'S)   ASSETS          ASSETS
---------------- --------- ---------- ----------- ---------- ---------- ------ --------- -------- --------      ------------
                                                            CLASS A
                                                            -------
11/01/93 -
 3/31/94(3).....   $5.07     $0.13      $(0.23)     $(0.10)    $(0.18)  $4.79    (2.10)% $ 12,600   1.42%(4)(7)     8.25%(4)(7)
3/31/95.........    4.79      0.43       (0.66)      (0.23)     (0.42)   4.14    (5.10)    14,213   1.59            9.58
3/31/96.........    4.14      0.39        0.16        0.55      (0.40)   4.29    13.78     16,762   1.46            8.96
3/31/97.........    4.29      0.37        0.10        0.47      (0.37)   4.39    11.43     22,601   1.42            8.68
3/31/98.........    4.39      0.40        0.27        0.67      (0.38)   4.68    15.84     25,517   1.45            8.83
                                                            CLASS B
                                                            -------
11/01/93 -
 3/31/94(3).....   $5.07     $0.15      $(0.27)     $(0.12)    $(0.16)  $4.79    (2.52)% $174,072   2.11%(4)        7.48%(4)
3/31/95.........    4.79      0.40       (0.65)      (0.25)     (0.39)   4.15    (5.46)   132,378   2.12            8.98
3/31/96.........    4.15      0.36        0.17        0.53      (0.38)   4.30    13.09    110,949   2.06            8.42
3/31/97.........    4.30      0.35        0.10        0.45      (0.35)   4.40    10.73     78,081   2.04            8.05
3/31/98.........    4.40      0.38        0.26        0.64      (0.35)   4.69    15.11     63,397   2.06            8.14
DIVERSIFIED INCOME FUND
-----------------------
                 PORTFOLIO
  PERIOD ENDED   TURNOVER
---------------- ---------
11/01/93 -
 3/31/94(3).....     48%
3/31/95.........    160
3/31/96.........    166
3/31/97.........    131
3/31/98.........    157
11/01/93 -
 3/31/94(3).....     48%
3/31/95.........    160
3/31/96.........    166
3/31/97.........    131
3/31/98.........    157

--------------------------------------------------------------------------------

HIGH INCOME FUND
----------------
                                       NET GAIN
                                       (LOSS) ON                                                  RATIO OF
                                      INVESTMENTS                        NET               NET    EXPENSES      RATIO OF NET
                 NET ASSET               (BOTH               DIVIDENDS  ASSET             ASSETS     TO          INVESTMENT
                  VALUE,      NET      REALIZED   TOTAL FROM  FROM NET  VALUE,            END OF  AVERAGE        INCOME TO
                 BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT END OF   TOTAL    PERIOD    NET         AVERAGE NET
  PERIOD ENDED   OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME   PERIOD RETURN(2) (000'S)   ASSETS          ASSETS
---------------- --------- ---------- ----------- ---------- ---------- ------ --------- -------- --------      ------------
                                                            CLASS A
                                                            -------
3/31/94(5)......   $8.12     $0.87      $(0.14)      $0.73     $(0.82)  $8.03     9.14%  $ 33,724   1.72%          10.34%
3/31/95.........    8.03      0.78       (1.03)      (0.25)     (0.83)   6.95    (2.91)    40,585   1.61           10.82
3/31/96.........    6.95      0.67        0.02        0.69      (0.69)   6.95    10.43     35,963   1.53            9.36
3/31/97.........    6.95      0.65        0.12        0.77      (0.66)   7.06    11.46     41,139   1.50            9.10
3/31/98.........    7.06      0.68        0.68        1.36      (0.64)   7.78    20.07     56,442   1.52            9.13
                                                            CLASS B
                                                            -------
10/01/93 -
 3/31/94(6).....   $8.18     $0.38      $(0.17)     $ 0.21     $(0.35)  $8.04     2.46%  $131,713   2.15%(4)(7)     9.07%(4)(7)
3/31/95.........    8.04      0.73       (1.02)      (0.29)     (0.79)   6.96    (3.42)   153,034   2.16 (7)       10.26 (7)
3/31/96.........    6.96      0.62        0.03        0.65      (0.65)   6.96     9.83     91,800   2.06 (7)        8.85 (7)
3/31/97.........    6.96      0.61        0.12        0.73      (0.62)   7.07    10.78     98,383   2.11 (7)        8.49 (7)
3/31/98.........    7.07      0.63        0.69        1.32      (0.60)   7.79    19.31    124,962   2.13            8.51
                                                            CLASS C
                                                            -------
2/02/98 -
  3/31/98(6)....   $7.70     $0.10      $ 0.07      $ 0.17     $(0.08)  $7.79     2.18%  $  1,146   2.10%(4)(7)     9.78%(4)(7)
HIGH INCOME FUND
----------------
                 PORTFOLIO
  PERIOD ENDED   TURNOVER
---------------- ---------
3/31/94(5)......    290%
3/31/95.........    196
3/31/96.........    183
3/31/97.........    164
3/31/98.........    236
10/01/93 -
 3/31/94(6).....    290%
3/31/95.........    196
3/31/96.........    183
3/31/97.........    164
3/31/98.........    236
2/02/98 -
  3/31/98(6)....    236%

------------
(1)Calculated based upon average shares outstanding
(2)Total return is not annualized and does not reflect sales load
(3)Pursuant to a reorganization of the SunAmerica Mutual Funds, the Fund changed its fiscal year end to March 31
(4)Annualized
(5)Restated to reflect 1.174107276-for-1 stock split effective October 1, 1993
(6)Commencement of sale of respective class of shares
(7)Net of the following expense reimbursements (based on average net assets):

                                    3/31/94 3/31/95 3/31/96 3/31/97 3/31/98
                                    ------- ------- ------- ------- -------
   Diversified Income Fund Class A    .62%     --      --      --      --
   High Income Fund
    Class B                           .08%    .08%    .08%    .01%     --
   High Income Fund
    Class C                            --      --      --      --    5.37%

See Notes to Financial Statements

 SUNAMERICA INCOME FUNDS
 FINANCIAL HIGHLIGHTS

TAX EXEMPT INSURED FUND
-----------------------
                                       NET GAIN
                                       (LOSS) ON                                                  RATIO OF        RATIO OF
                                      INVESTMENTS                        NET               NET    EXPENSES          NET
                 NET ASSET               (BOTH               DIVIDENDS  ASSET             ASSETS     TO          INVESTMENT
                  VALUE,      NET      REALIZED   TOTAL FROM  FROM NET  VALUE,            END OF  AVERAGE        INCOME TO
                 BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT END OF   TOTAL    PERIOD    NET           AVERAGE
  PERIOD ENDED   OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME   PERIOD RETURN(2) (000'S)   ASSETS        NET ASSETS
---------------- --------- ---------- ----------- ---------- ---------- ------ --------- -------- --------       ----------
                                                            CLASS A
                                                            -------
11/01/93-
 3/31/94(3).....  $12.79     $0.26      $(0.84)     $(0.58)    $(0.26)  $11.95   (4.61)% $165,216  $1.28%(4)(5)     4.99%(4)(5)
3/31/95.........   11.95      0.63        0.17        0.80      (0.62)   12.13    6.97    137,955   1.20  (5)       5.32  (5)
3/31/96.........   12.13      0.59        0.29        0.88      (0.59)   12.42    7.37    121,957   1.22            4.72
3/31/97.........   12.42      0.59       (0.07)       0.52      (0.59)   12.35    4.24     98,376   1.24            4.77
3/31/98.........   12.35      0.58        0.67        1.25      (0.57)   13.03   10.28     88,519   1.24            4.52
                                                            CLASS B
                                                            -------
11/01/93-
 3/31/94(3).....  $12.79     $0.22      $(0.83)     $(0.61)    $(0.23)  $11.95   (4.84)%  $20,765   2.12%(4)        4.17%(4)
3/31/95.........   11.95      0.54        0.19        0.73      (0.54)   12.14    6.29     25,985   1.92            4.60
3/31/96.........   12.14      0.50        0.29        0.79      (0.51)   12.42    6.58     29,315   1.90            4.03
3/31/97.........   12.42      0.52       (0.08)       0.44      (0.51)   12.35    3.57     25,053   1.88            4.13
3/31/98.........   12.35      0.49        0.68        1.17      (0.48)   13.04    9.65     22,878   1.90            3.86
TAX EXEMPT INSURED FUND
-----------------------
                 PORTFOLIO
  PERIOD ENDED   TURNOVER
---------------- ---------
11/01/93-
 3/31/94(3).....     52%
3/31/95.........    162
3/31/96.........     46
3/31/97.........     51
3/31/98.........     48
11/01/93-
 3/31/94(3).....     52%
3/31/95.........    162
3/31/96.........     46
3/31/97.........     51
3/31/98.........     48

------------
(1)Calculated based upon average shares outstanding
(2)Total return is not annualized and does not reflect sales load
(3)Pursuant to a reorganization of the SunAmerica Mutual Funds, the Fund changed its fiscal year end to March 31
(4)Annualized
(5)Net of the following expense reimbursements (based on average net assets):

                                    3/31/94 3/31/95
                                    ------- -------
   Tax Exempt Insured Fund Class A   .11%    .04%



See Notes to Financial Statements

 SUNAMERICA U.S. GOVERNMENT SECURITIES FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1998

                                                        PRINCIPAL
                                                          AMOUNT        VALUE
                SECURITY DESCRIPTION                  (IN THOUSANDS)  (NOTE 2)

--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.--23.5%
 7.50% due 4/01/24 - 6/01/25........................      $8,012     $ 8,215,251
 8.50% due 6/01/01..................................           2           2,160
 9.00% due 1/01/02 - 10/01/16.......................         391         416,031
 9.25% due 9/01/08 - 3/01/17........................         370         394,611
 9.50% due 9/01/16 - 9/01/21........................       4,119       4,418,663
 10.00% due 10/01/02 - 8/01/21......................      15,325      16,675,690
 10.50% due 6/01/00 - 1/01/21.......................         571         631,669
 10.75% due 9/01/00 - 1/01/15.......................         182         203,916
 11.00% due 9/01/00 - 6/01/17.......................       1,540       1,739,678
 11.25% due 11/01/13................................          57          64,759
 11.50% due 11/01/01 - 7/01/19......................         633         718,689
 11.75% due 8/01/11 - 10/01/14......................         152         173,158
 12.00% due 7/01/99 - 1/01/15.......................         122         138,247
 12.13% due 9/01/11.................................         558         624,175
 12.25% due 10/01/99 - 7/01/15......................         476         550,246
 12.50% due 8/01/99 - 4/01/19.......................      15,875      18,630,645
 12.75% due 9/01/04 - 6/01/15.......................         660         771,482
 13.00% due 5/01/00 - 10/01/15......................       8,227       9,782,769
 13.25% due 11/01/10 - 5/01/15......................         952       1,130,103
 13.50% due 2/01/10 - 2/01/19.......................       4,632       5,583,329
 13.75% due 7/01/11 - 8/01/14.......................          80          95,327
 14.00% due 6/01/11 - 4/01/16.......................         503         606,226
 14.50% due 12/01/10 - 5/01/13......................          87         105,066
                                                                     -----------
TOTAL FEDERAL HOME LOAN MORTGAGE CORP.
 (cost $68,417,577).................................                  71,671,890
                                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--14.7%
 5.25% due 1/15/03..................................       5,000       4,884,350
 5.75% due 2/15/08..................................      10,250      10,078,620
 6.50% due 8/01/99 - 1/01/01........................       5,137       5,168,826
 8.00% due 12/01/22 - 1/01/23.......................      12,288      12,721,431
 9.00% due 6/01/01 - 4/01/07........................       1,759       1,848,799
 9.25% due 12/01/10 - 1/01/17.......................         383         407,053
 10.25% due 6/01/14 - 7/01/16.......................         104         114,099
 10.50% due 3/01/15.................................         295         325,778
 11.00% due 3/01/09 - 8/01/20.......................         986       1,104,936
 11.50% due 5/01/00 - 3/01/14.......................         411         449,611
 11.75% due 11/01/15................................          22          25,132
 12.00% due 9/01/07 - 3/01/17.......................       2,154       2,482,482
 12.25% due 9/01/99 - 10/01/15......................       1,127       1,307,952
 12.50% due 12/01/09 - 9/01/15......................         852         989,773
 12.75% due 9/01/12 - 9/01/15.......................         375         442,835
 13.00% due 10/01/09 - 9/01/16......................          95         112,280
 13.25% due 10/01/13 - 2/01/15......................         162         193,351
 13.50% due 10/01/10 - 2/01/17......................       1,222       1,473,937
 13.75% due 11/01/11 - 10/01/14.....................         107         128,801
 14.00% due 10/01/14................................         288         349,937
 14.50% due 7/01/11.................................         123         149,826
 14.75% due 7/01/12.................................          88         112,007
 15.00% due 10/01/12 - 2/01/13......................         116         141,658
 15.50% due 10/01/12................................          51          62,194
                                                                     -----------
 TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (cost $44,849,193)................................                  45,075,668
                                                                     -----------

                                                        PRINCIPAL
                                                          AMOUNT        VALUE
                SECURITY DESCRIPTION                  (IN THOUSANDS)  (NOTE 2)

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--26.9%
 6.50% due TBA......................................     $ 5,000     $ 4,948,786
 7.00% due 7/15/23 - 9/15/25........................      12,339      12,464,670
 7.00% due TBA......................................      14,000      14,140,000
 7.50% due 1/15/17 - 10/15/23.......................      21,728      22,281,683
 8.50% due 6/15/01 - 11/15/20.......................       8,961       9,393,622
 9.00% due 5/15/01 - 12/15/20.......................       6,893       7,366,656
 9.50% due 4/15/98 - 7/15/20........................       1,842       1,981,059
 10.00% due 5/15/98 - 5/15/19.......................       1,315       1,422,027
 10.25% due 7/15/15.................................          48          55,066
 10.50% due 4/15/98 - 11/15/03......................         920         984,198
 11.00% due 4/15/98 - 1/15/11.......................         579         612,632
 11.50% due 11/15/98 - 1/15/21......................         755         857,591
 11.75% due 7/15/13 - 11/15/15......................         591         669,387
 12.00% due 9/15/98 - 12/15/15......................         472         531,586
 12.25% due 8/15/13 - 7/15/15.......................          36          40,552
 12.50% due 4/15/10 - 3/15/16.......................         191         216,920
 12.75% due 10/15/13................................           5           6,218
 13.25% due 7/15/14 - 9/15/14.......................          92         105,454
 13.50% due 5/15/10 - 1/15/15.......................       1,642       1,971,119
 14.00% due 5/15/11 - 12/15/14......................         954       1,146,302
 15.00% due 6/15/11 - 2/15/13.......................         649         786,414
 16.00% due 12/15/11 - 7/15/12......................         255         311,496
                                                                     -----------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (cost $82,622,530).................................                  82,293,438
                                                                     -----------
GOVERNMENT NATIONAL
 MORTGAGE ASSOCIATION II--0.8%
 10.00% due 9/20/16 - 4/20/19.......................          15          16,214
 11.50% due 8/20/13 - 7/20/20.......................         860         993,528
 11.75% due 5/20/15 - 2/20/16.......................         262         293,811
 12.00% due 10/20/13 - 5/20/15......................         541         628,449
 12.25% due 10/20/15................................          33          37,569
 12.50% due 9/20/13 - 1/20/15.......................          50          59,961
 12.75% due 11/20/13 - 7/20/15......................         143         164,543
 13.25% due 12/20/14 - 5/20/15......................          60          68,500
 13.50% due 10/20/14................................          71          86,214
                                                                     -----------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION II
 (cost $2,272,316)..................................                   2,348,789
                                                                     -----------
U.S. TREASURY NOTES--22.8%
 5.50% due 2/28/03(1)...............................      37,150      36,929,329
 5.50% due 2/15/08..................................      22,775      22,497,373
 6.13% due 8/15/07..................................      10,000      10,284,400
                                                                     -----------
TOTAL U.S. TREASURY NOTES
 (cost $69,420,168).................................                  69,711,102
                                                                     -----------
U.S. TREASURY BONDS--11.4%
 6.13% due 11/15/27.................................      23,360      23,954,979
 6.38% due 8/15/27..................................      10,250      10,826,563
                                                                     -----------
TOTAL U.S. TREASURY BONDS
 (cost $34,529,473).................................                  34,781,542
                                                                     -----------

 SUNAMERICA U.S. GOVERNMENT SECURITIES FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1998 -- (continued)

                                                      PRINCIPAL
                                                        AMOUNT        VALUE
               SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

--------------------------------------------------------------
 TOTAL INVESTMENT SECURITIES--100.1%
 (cost $302,111,257)..............................                 $305,882,429
                                                                   ------------
SHORT-TERM SECURITIES--0.2%
 United States Treasury Bills
  5.00% due 7/02/98 (cost $493,605)(4)............     $   500          493,611
                                                                   ------------
REPURCHASE AGREEMENT--9.0%
 PaineWebber, Inc. Joint Repurchase Agreement
  Account (Note 2) (cost $27,473,000)(3)(4).......      27,473       27,473,000
                                                                   ------------
TOTAL INVESTMENTS--
 (cost $330,077,862*).............................       109.3%     333,849,040
Liabilities in excess of other assets(2)..........        (9.3)     (28,403,098)
                                                       -------     ------------
NET ASSETS--                                             100.0%    $305,445,942
                                                       =======     ============

--------
* See Note 5
TBA--Securities purchased on a forward commitment basis with an approximate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement.
(1) The security or a portion thereof is out on loan; see Note 2.
(2) Includes a liability of fully collateralized securities on loan.
(3) Includes cash received as collateral for securities out on loan in the amount of $23,543,750.
(4) The security or a portion thereof represents collateral for the following open futures contracts:

                                     VALUE AS OF
   NUMBER OF      DESCRIPTION AND     MARCH 31,  UNREALIZED
   CONTRACTS      EXPIRATION DATE       1998        GAIN
   ---------      ---------------    ----------- ----------
   193 Long    U.S. Treasury 10 Year $21,688,375  $76,457
               Note--June 98

See Notes to Financial Statements

 SUNAMERICA FEDERAL SECURITIES FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1998

                                                        PRINCIPAL
                                                          AMOUNT        VALUE
                SECURITY DESCRIPTION                  (IN THOUSANDS)  (NOTE 2)

--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.--7.6%
 7.50% due 2/01/23 - 6/01/25........................      $1,671     $ 1,713,837
 10.00% due 1/01/17.................................       1,942       2,124,935
 12.50% due 9/30/13(1)..............................          14          13,531
 13.50% due 2/01/14.................................           6           7,545
                                                                     -----------
TOTAL FEDERAL HOME LOAN MORTGAGE CORP.
 (cost $3,812,534)..................................                   3,859,848
                                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--3.9%
 5.75% due 2/15/08..................................       2,000       1,966,560
 15.50% due 10/01/12................................           7           8,892
                                                                     -----------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (cost $1,999,438)..................................                   1,975,452
                                                                     -----------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION--38.5%
 7.00% due 3/15/23 - 9/15/25........................       5,693       5,758,317
 8.50% due 3/15/17 - 9/15/24........................       8,792       9,306,082
 9.00% due 6/15/16 - 5/15/17........................       3,357       3,635,404
 11.25% due 8/15/15.................................          25          27,718
 12.00% due 5/15/15.................................          27          31,738
 12.25% due 9/15/13 - 7/15/15.......................         427         481,326
 12.50% due 11/15/10 - 6/15/15......................          91         105,584
 13.25% due 10/15/13................................          20          22,680
 13.50% due 5/15/11 - 10/15/14......................          50          60,143
                                                                     -----------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (cost $18,649,717).................................                  19,428,992
                                                                     -----------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION II--8.4%
 6.50% due TBA......................................       3,500       3,463,880
 10.00% due 10/20/13 - 3/20/17......................         288         317,292
 12.00% due 3/20/15 - 1/20/16.......................         164         191,741
 12.25% due 12/20/14 - 10/20/15.....................         225         252,409
 13.75% due 9/20/14.................................           8           9,117
                                                                     -----------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION II
 (cost $4,201,124)..................................                   4,234,439
                                                                     -----------
U.S. TREASURY NOTES--4.0%
 6.13% due 12/31/01
 (cost $1,986,563)..................................       2,000       2,030,320
                                                                     -----------
U.S. TREASURY BONDS--26.0%
 zero coupon due 2/15/05 ...........................       8,080       5,466,362
 6.13% due 11/15/27.................................       6,420       6,583,518
 6.38% due 8/15/27..................................       1,000       1,056,250
                                                                     -----------
TOTAL U.S. TREASURY BONDS
 (cost $13,136,062).................................                  13,106,130
                                                                     -----------
TOTAL INVESTMENT SECURITIES--88.4%
 (cost $43,785,438).................................                  44,635,181
                                                                     -----------

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)  (NOTE 2)

REPURCHASE AGREEMENT--17.9%
 PaineWebber, Inc.
 Joint Repurchase Agreement
 Account (Note 2)
 (cost $9,030,000).................................     $ 9,030     $9,030,000
                                                                    -----------
TOTAL INVESTMENTS--
 (cost $52,815,438*)...............................       106.3%     53,665,181
Liabilities in excess of other assets..............        (6.3)     (3,200,983)
                                                        -------     -----------
NET ASSETS--                                              100.0%    $50,464,198
                                                        =======     ===========

-------
* See Note 5
(1) Fair valued security; see Note 2
TBA--Securities purchased on a forward commitment basis with an approximate principal amount and no definitive maturity date. The actual principal amount and maturity date will be determined upon settlement date.
See Notes to Financial Statements

 SUNAMERICA DIVERSIFIED INCOME FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1998

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES--40.5%
BROADCASTING--3.6%
 Big City Radio, Inc.
 Sr. Disc. Notes
 zero coupon due 3/15/05(1)(2)..                           $ 750    $    551,250
 Fox Kids Worldwide, Inc.
 Sr. Notes
 9.25% due 11/01/07(1).............................        1,000       1,005,000
 Peoples Choice TV Corp.
 Sr. Disc. Notes
 zero coupon due 6/01/04(2)(5).....................        1,000         220,000
 Spanish Broadcasting Systems, Inc.
 Sr. Notes
 12.50% due 6/15/02(1).............................        1,250       1,431,250
                                                                    ------------
                                                                       3,207,500
                                                                    ------------
CABLE--3.9%
 Diamond Holdings PLC
 Sr. Notes
 9.13% due 2/01/08(1)..............................        1,000       1,030,000
 Echostar Satellite Broadcasting Corp.
 Sr. Secured Disc. Notes
 zero coupon due 3/15/04(2)........................          500         456,250
 UIH Australia Pacific, Inc.
 Sr. Disc. Notes, Series B
 zero coupon due 5/15/06(2)........................        1,000         690,000
 United International Holdings, Inc.
 Sr. Secured Disc. Notes
 zero coupon due 2/15/08(1)(2).....................        2,000       1,250,000
                                                                    ------------
                                                                       3,426,250
                                                                    ------------
CELLULAR--5.7%
 Celcaribe SA
 Sr. Notes
 13.50% due 3/15/04................................          750         773,437
 Cencall Communications Corp.
 Sr. Disc. Notes
 zero coupon due 1/15/04(2)........................        1,000         970,000
 International Wireless Communication
 Sr. Secured Disc. Notes
 zero coupon due 8/15/01...........................        1,750         603,750
 Microcell Telecommunications
 Sr. Disc. Notes, Series B
 zero coupon due 6/01/06(2)........................        1,000         742,500
 Omnipoint Communications, Inc.
 Sr. Notes
 8.88% due 2/17/06(1)(4)...........................        1,000         997,500
 Transtel Pass Through Trust
 Sr. Notes
 12.50% due 11/01/07(1)............................        1,000         956,250
                                                                    ------------
                                                                       5,043,437
                                                                    ------------

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

CONSUMER GOODS--1.7%
 Polymer Group, Inc.
 Sr. Subordinated Notes, Series B
 9.00% due 7/01/07.................................      $1,500     $  1,556,250
                                                                    ------------
ENERGY--0.5%
 Southwest Royalties, Inc.
 Sr. Notes, Series B
 10.50% due 10/15/04...............................         500          445,000
                                                                    ------------
FINANCIAL SERVICES--1.7%
 Homeside, Inc.
 Sr. Secured Priority Notes, Series B
 11.25% due 5/15/03................................       1,299        1,549,058
                                                                    ------------
LEISURE & TOURISM--1.2%
 HMH Properties, Inc.
 Sr. Secured Notes, Series B
 9.50% due 5/15/05.................................       1,000        1,062,500
                                                                    ------------
MANUFACTURING--2.3%
 Trident Automotive PLC
 Sr. Subordinated Notes
 10.00% due 12/15/05(1)............................       1,000        1,035,000
 Wavetek Corp.
 Sr. Subordinated Notes
 10.13% due 6/15/07................................       1,000        1,040,000
                                                                    ------------
                                                                       2,075,000
                                                                    ------------
MEDIA--1.9%
 Diva Systems Corp.
 Sr. Disc. Notes
 zero coupon due 3/01/08(1)(2)(5)..................         750          412,500
 Knology Holdings, Inc.
 Sr. Disc. Notes
 zero coupon due 10/15/07(2).......................         500          300,000
 SFX Entertainment, Inc.
 Sr. Subordinated Notes
 9.13% due 2/01/08(1)..............................       1,000          985,000
                                                                    ------------
                                                                       1,697,500
                                                                    ------------

 SUNAMERICA DIVERSIFIED INCOME FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1998 -- (continued)

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (CONTINUED)
METALS & MINING--4.8%
 Acme Metals, Inc.
 Sr. Notes
 10.88% due 12/15/07(1)............................       $  500    $    517,500
 Acme Metals, Inc.
 Sr. Notes
 12.50% due 8/01/02................................        1,000       1,068,750
 Kaiser Aluminum & Chemical Corp.
 Sr. Subordinated Notes
 12.75% due 2/01/03................................        1,000       1,066,250
 Renco Metals, Inc.
 Sr. Notes
 11.50% due 7/01/03................................        1,500       1,597,500
                                                                    ------------
                                                                       4,250,000
                                                                    ------------
OFFICE PRODUCTS--0.7%
 American Pad & Paper Co.
 Sr. Subordinated Notes, Series B
 13.00% due 11/15/05...............................          650         656,500
                                                                    ------------
OIL & GAS--1.8%
 Statia Terms International
 Mortgage Notes, Series B 11.75% due 11/15/03......        1,500       1,595,625
                                                                    ------------
PAPER PRODUCTS--0.9%
 Florida Coast Paper Co. LLC
 First Mortgage Notes, Series B
 12.75% due 6/01/03................................          750         802,500
                                                                    ------------
RETAIL--0.7%
 Electronic Retailing Systems International
 Sr. Disc. Notes
 zero coupon due 2/01/04(2)........................        1,000         580,000
                                                                    ------------
SHIPPING--2.0%
 Golden Ocean Group Ltd.
 Sr. Notes
 10.00% due 8/31/01(1)(5)..........................        1,000         766,250
 Panoceanic Bulk Carriers Ltd.
  First Preferred Ship
  Mortgage Notes
 12.00% due 12/15/07(1)............................        1,000         977,500
                                                                    ------------
                                                                       1,743,750
                                                                    ------------
TELECOMMUNICATIONS--7.1%
 Covad Communications Group, Inc.
 Sr. Disc. Notes
 zero coupon due 3/15/08(1)(2)(5)..................        1,000         525,000
 DTI Holdings, Inc.
 Sr. Disc. Notes
 zero coupon due 3/01/08(2)(5).....................          750         436,875

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

TELECOMMUNICATIONS (CONTINUED)
 Hermes Europe Railtel BV
 Sr. Notes
 11.50% due 8/15/07(1).............................       $1,000    $  1,132,500
 ICG Holdings, Inc.
 Sr. Disc. Notes
 zero coupon due 3/15/07(1)(2).....................        1,250         912,500
 MGC Communications, Inc.
 Sr. Secured Notes, Series B
 13.00% due 10/01/04(1)(5).........................          750         780,000
 Orbcomm Global LP
 Sr. Notes
 14.00% due 8/15/04................................        1,000       1,167,500
 Orion Network Systems, Inc.
 Sr. Disc. Notes
 zero coupon due 1/15/07(2)........................        1,000         767,500
 USN Communications, Inc.
 Sr. Disc. Notes, Series B
 zero coupon due 8/15/04(2)........................          750         615,000
                                                                    ------------
                                                                       6,336,875
                                                                    ------------
TOTAL CORPORATE BONDS & NOTES
 (cost $36,280,671)..................................                 36,027,745
                                                                    ------------
FOREIGN BONDS & NOTES--47.1%
BROADCASTING--3.4%
 Central European Media Enterprises Ltd.
 Sr. Notes
 9.38% due 8/15/04.................................        1,000         991,510
 RBS Participacoes SA
 Guaranteed Notes
 11.00% due 4/01/07(1).............................        1,000         998,270
 Tv Azteca SA de CV
 Guaranteed Sr. Notes, Series B
 10.50% due 2/15/07................................        1,000       1,067,500
                                                                    ------------
                                                                       3,057,280
                                                                    ------------
CABLE--4.4%
 Australis Holdings Property Ltd.
 Sr. Disc. Notes
 zero coupon due 11/01/02(2).......................          500         174,995
 Comcast UK Cable Partners Ltd.
 Sr. Disc. Notes
 zero coupon due 11/15/07(2).......................        2,000       1,660,000
 Multicanal Participacoes SA
 Guaranteed Sr. Notes
 12.63% due 6/18/04................................        1,000       1,097,500
 Tevecap SA
 Sr. Notes, Series B
 12.63% due 11/26/04...............................        1,000       1,011,120
                                                                    ------------
                                                                       3,943,615
                                                                    ------------

 SUNAMERICA DIVERSIFIED INCOME FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1998 -- (continued)

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

--------------------------------------------------------------------------------
FOREIGN BONDS & NOTES (CONTINUED)
CELLULAR--1.7%
 Occidente Y Caribe Celular SA
 Sr. Disc. Notes, Series B
 zero coupon due 3/15/04(2)........................       $2,000    $  1,535,000
                                                                    ------------
FINANCE--1.8%
 Cei Citicorp Holdings SA
 Sr. Notes, Series B
 9.75% due 2/14/07.................................        1,500       1,560,000
                                                                    ------------
FOOD, BEVERAGE & TOBACCO--2.0%
 DGS International Finance Co. BV
 Guaranteed Notes
 10.00% due 6/01/07(1).............................        2,000       1,775,000
                                                                    ------------
FOOD RETAIL--2.3%
 Bepensa SA
 Sr. Notes
 9.75% due 9/30/04(1)..............................        2,000       2,010,180
                                                                    ------------
GOVERNMENT AGENCY--11.9%
 Federal Republic of Brazil
 Capitalization Bonds
 4.50% due 4/15/14(4)(6)...........................        2,281       1,915,637
 Republic of Argentina
 Bonds
 11.38% due 1/30/17................................        2,500       2,828,125
 Republic of Brazil
 Bonds
 10.13% due 5/15/27................................        2,562       2,549,190
 Republic of Venezuela
 Bonds
 9.25% due 9/15/27.................................        1,000         912,500
 United Mexican States
 Bonds
 11.38% due 9/15/16................................        2,000       2,355,000
                                                                    ------------
                                                                      10,560,452
                                                                    ------------
OIL & GAS--2.4%
 Bridas Corp.
 Sr. Notes
 12.50% due 11/15/99...............................        2,000       2,143,420
                                                                    ------------
PACKAGING--1.2%
 Vicap SA
 Guaranteed Sr. Notes
 11.38% due 5/15/07(1).............................        1,000       1,100,000
                                                                    ------------
PAGING--1.2%
 Paging Network Do Brasil SA
 Sr. Notes
 13.50% due 6/06/05................................        1,000       1,017,500
                                                                    ------------

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

SHIPPING--0.6%
 Pegasus Shipping Ltd.
 Sr. Mortgage Notes
 11.88% due 11/15/04(1)............................       $  500    $    503,750
                                                                    ------------
TELECOMMUNICATIONS--10.8%
 Colt Telecom Group PLC
 Sr. Disc. Notes
 zero coupon due 12/15/06(2).......................          750         585,937
 Globo Communicacoes e Participacoes SA
 Guaranteed Notes
 10.63% due 12/05/08...............................        2,000       2,035,000
 Ionica PLC
 Sr. Disc. Notes
 zero coupon due 5/01/07(2)(5).....................        2,500       1,028,125
 RSL Communications Ltd.
 Sr. Notes
 12.25% due 11/15/06...............................          150         168,375
 RSL Communications Ltd.
 Sr. Notes
 12.25% due 11/15/06...............................          350         399,000
 Telecom Argentina
 Notes
 12.00% due 11/15/02...............................        3,000       3,420,000
 Tricom SA
 Guaranteed Sr. Notes
 11.38% due 9/01/04................................        2,000       1,990,000
                                                                    ------------
                                                                       9,626,437
                                                                    ------------
TELEPHONE-- 2.3%
 Comtel Brasileira
 Bonds
 10.75% due 9/26/04................................        2,000       2,006,316
                                                                    ------------
UTILITY--1.1%
 Companhia Paranaense
 Unsubordinated Notes
 9.75% due 5/02/05(1)..............................        1,000       1,010,000
                                                                    ------------
TOTAL FOREIGN BONDS & NOTES
 (cost $39,689,184)................................                   41,848,950
                                                                    ------------
U.S. GOVERNMENT AND AGENCIES--5.6%
U.S. TREASURY BONDS--3.3%
 6.13% due 11/15/27................................        1,000       1,025,470
 11.13% due 8/15/03................................        1,500       1,871,490
                                                                    ------------
                                                                       2,896,960
                                                                    ------------
U.S. TREASURY NOTES--2.3%
 6.13% due 8/15/07.................................        2,000       2,056,880
                                                                    ------------
TOTAL U.S. GOVERNMENT AND AGENCIES
 (cost $5,280,781).................................                    4,953,840
                                                                    ------------

 SUNAMERICA DIVERSIFIED INCOME FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1998 -- (continued)


                                                           SHARES/     VALUE
                   SECURITY DESCRIPTION                    WARRANTS   (NOTE 2)

--------------------------------------------------------------------------------
PREFERRED STOCK--0.4%
CABLE--0.2%
 Echostar Communications Corp. 6.75%.....................     4,000 $    232,000
                                                                    ------------
TELECOMMUNICATIONS--0.2%
 IXC Communications, Inc. 6.75%(1).......................     3,000      154,875
                                                                    ------------
TOTAL PREFERRED STOCK
 (cost $377,375).........................................                386,875
                                                                    ------------
COMMON STOCK--0.2%
CELLULAR--0.2%
 Microcell Telecommunications+(1)........................    21,436      192,924
                                                                    ------------
PAGING--0.0%
 Paging Do Brazil Holdings Co. LLC,
  Class B+(1)(3).........................................     1,000           10
                                                                    ------------
TOTAL COMMON STOCK
 (cost $143,760).........................................                192,934
                                                                    ------------
WARRANTS--0.3%+
CABLE--0.0%
 Australis Holdings Property Ltd.(1).....................       500            0
 UIH Australia Pacific, Inc.(3)..........................     1,000           10
 United International Holdings, Inc......................     3,000       36,000
                                                                    ------------
                                                                          36,010
                                                                    ------------
CELLULAR--0.0%
 International Wireless Communication(1)(3)..............     1,750            0
 Occidente Y Caribe Celular SA(1)(3).....................     8,000       28,000
                                                                    ------------
                                                                          28,000
                                                                    ------------
MEDIA--0.0%
 Knology Holdings, Inc.(1)(3)............................     1,500        3,750
                                                                    ------------
RETAIL--0.1%
 Electronic Retailing Systems International..............     1,000       40,000
                                                                    ------------
SHIPPING--0.0%
 Golden Ocean Group Ltd..................................     1,000        4,000
                                                                    ------------
TELECOMMUNICATIONS--0.2%
 Hyperion Telecommunications, Inc.(1)....................     1,500      105,000
 MGC Communications, Inc.(1).............................       750       26,250
                                                                    ------------
                                                                         131,250
                                                                    ------------
TOTAL WARRANTS
 (cost $69,660)..........................................                243,010
                                                                    ------------
TOTAL INVESTMENT SECURITIES--94.1%
 (cost $81,841,431)......................................             83,653,354
                                                                    ------------

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                                                     (IN THOUSANDS)   (NOTE 2)

SHORT-TERM SECURITIES--1.2%
PAPER PRODUCTS--1.2%
 Stone Container Corp.
 Sr. Notes
 11.88% due 12/01/98
 (cost $1,051,250).................................     $  1,000    $  1,030,000
                                                                    ------------
REPURCHASE AGREEMENT--1.9%
 PaineWebber, Inc.
 Joint Repurchase Agreement Account (Note 2)
 (cost $1,722,000).................................        1,722       1,722,000
                                                                    ------------
TOTAL INVESTMENTS--
 (cost $84,614,681*)...............................         97.2%     86,405,354
Other assets less liabilities......................          2.8       2,508,639
                                                        --------    ------------
NET ASSETS--                                               100.0%   $ 88,913,993
                                                        ========    ============

-------
* See Note 5
+ Non income producing security
(1) Resale restricted to qualified institutional buyers
(2) Represents a zero coupon bond which will convert to an interest- bearing security at a later date
(3) Fair valued security; see Note 2
(4) Variable rate security; rate as of March 31, 1998
(5) Bond issued as part of a unit which includes an equity component
(6) A portion of the coupon interest is received in cash and a portion is capitalized in the principal of the security
(7) Allocation of investments by country as a percentage of net assets as of March 31, 1998:

   United States.......................................................... 50.1%
   Brazil................................................................. 15.4%
   Argentina..............................................................  8.8%
   Mexico.................................................................  7.3%
   Britain................................................................  4.3%
   Bermuda................................................................  4.2%
   Dominican Republic.....................................................  2.2%
   Indonesia..............................................................  2.0%
   Columbia...............................................................  1.7%
   Venezuala..............................................................  1.0%
   Australia..............................................................  0.2%
                                                                           -----
                                                                           97.2%
                                                                           =====

See Notes to Financial Statements

 SUNAMERICA HIGH INCOME FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1998

                                                      PRINCIPAL
                                                        AMOUNT        VALUE
               SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

-------------------------------------------------------------------------------
CORPORATE BONDS & NOTES--86.3%
AEROSPACE & DEFENSE--1.2%
 Hawk Corp.
  Sr. Notes
  10.25% due 12/01/03..............................     $2,000     $  2,150,000
                                                                   ------------
BROADCASTING--5.1%
 Big City Radio, Inc.
  Sr. Disc. Notes
  zero coupon due 3/15/05(1)(2)....................      2,000        1,470,000
 Busse Broadcasting Corp.
  Sr. Secured Notes
  11.63% due 10/15/00..............................      1,500        1,618,125
 Fox Kids Worldwide, Inc.
  Sr. Notes
  9.25% due 11/01/07(1)..                                1,500        1,507,500
 Peoples Choice TV Corp.
  Sr. Disc. Notes
  zero coupon due 6/01/04(2)(6)....................      3,500          770,000
 Radio One, Inc.
  Sr. Subordinated Notes, Series B
  7.00% due 5/15/04................................      1,385        1,412,700
 Spanish Broadcasting Systems, Inc.
  Sr. Notes
  12.50% due 6/15/02(1)............................      2,250        2,576,250
                                                                   ------------
                                                                      9,354,575
                                                                   ------------
BUILDING MATERIALS--0.7%
 Ainsworth Lumber Ltd.
  Sr. Secured Notes
  12.50% due 7/15/07(3)............................      1,250        1,284,375
                                                                   ------------
CABLE--5.6%
 Diamond Cable PLC
  Sr. Disc. Notes
  zero coupon due 2/15/07(1)(2)....................      1,500        1,057,500
 Diamond Holdings PLC
  Sr. Notes
  9.13% due 2/01/08(1).............................      1,500        1,545,000
 Echostar Satellite Broadcasting Corp.
  Sr. Secured Disc. Notes
  zero coupon due 3/15/04(2).......................      1,000          912,500
 International CableTel, Inc.
  Sr. Deferred Coupon Notes, Series B
  zero coupon due 2/01/06(2).......................      4,000        3,260,000
 UIH Australia Pacific, Inc.
  Sr. Disc. Notes, Series B
  zero coupon due 5/15/06(2).......................      1,000          690,000
 United International Holdings, Inc.
  Sr. Secured Disc. Notes
  zero coupon due 2/15/08(1)(2)....................      4,500        2,812,500
                                                                   ------------
                                                                     10,277,500
                                                                   ------------

                                                      PRINCIPAL
                                                        AMOUNT        VALUE
               SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

CELLULAR--9.3%
 Celcaribe SA
  Sr. Notes
  13.50% due 3/15/04...............................     $1,000     $  1,031,250
 Cellnet Data Systems Inc.
  Sr. Notes
  zero coupon due 10/01/07(2)......................      2,000        1,115,000
 Cencall Communications Corp.
  Sr. Disc. Notes
  zero coupon due 1/15/04(2).......................      1,000          970,000
 Centennial Cellular Corp.
  Sr. Notes
  8.88% due 11/01/01...............................      1,000        1,025,000
 Comcast Cellular Holdings, Inc.
  Sr. Notes, Series B
  9.50% due 5/01/07................................      2,000        2,100,000
 International Wireless Communication
  Sr. Secured Disc. Notes
  zero coupon due 8/15/01..........................      3,250        1,121,250
 Microcell Telecommunications
  Sr. Disc. Notes, Series B
  zero coupon due 6/01/06(2).......................      2,000        1,485,000
 Millicom International Cellular
  Sr. Subordinated Disc. Notes
  zero coupon due 6/01/06(2).......................      1,500        1,170,000
 Nextel Communications, Inc.
  Sr. Disc. Notes
  zero coupon due 8/15/04(2).......................      2,000        1,925,000
 Nextel International, Inc.
  Sr. Disc. Notes
  zero coupon due 4/15/08(1)(2)....................        750          448,125
 Omnipoint Communications, Inc.
  Sr. Notes
  8.88% due 2/17/06(1)(5)..........................      2,000        1,995,000
 Omnipoint Corp.
  Sr. Notes, Series A
  11.63% due 8/15/06...............................      1,000        1,100,000
 Transtel Pass Through Trust
  Sr. Notes
  12.50% due 11/01/07(1)...........................      1,500        1,434,375
                                                                   ------------
                                                                     16,920,000
                                                                   ------------
CHEMICALS--2.6%
 American Pacific Corp.
  Sr. Notes
  9.25% due 3/01/05(1).............................      1,000        1,032,500
 Huntsman Corp.
  Sr. Subordinated Notes
  9.09% due 7/01/07(1)(5)..........................      1,500        1,535,625
 NL Industries, Inc.
  Sr. Notes
  11.75% due 10/15/03..............................      2,000        2,225,000
                                                                   ------------
                                                                      4,793,125
                                                                   ------------

 SUNAMERICA HIGH INCOME FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1998 -- (continued)

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
               SECURITY DESCRIPTION                (IN THOUSANDS)   (NOTE 2)

------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (CONTINUED)
COMPUTERS--0.2%
 Verio, Inc.
  Sr. Notes
  13.50% due 6/15/04(1)(6)........................     $  300     $    405,000
                                                                  ------------
CONSUMER GOODS--5.3%
 Carson, Inc.
  Sr. Subordinated Notes, Series B
  10.38% due 11/01/07.............................      1,000        1,030,000
 Phillips Van Heusen Corp.
  Debenture
  7.75% due 11/15/23..............................      1,500        1,365,000
 Polymer Group, Inc.
  Sr. Subordinated Notes
  8.75% due 3/01/08(1)............................      2,000        2,040,000
 Polymer Group, Inc.
  Sr. Subordinated Notes, Series B
  9.00% due 7/01/07...............................      5,000        5,187,500
                                                                  ------------
                                                                     9,622,500
                                                                  ------------


ENERGY--4.4%
 ICO, Inc.
  Sr. Notes, Series B
  10.38% due 6/01/07(1)...........................      1,250        1,309,375
 Parker Drilling Company
  Sr. Notes, Series C
  9.75% due 11/15/06(1)...........................      2,000        2,140,000
 Pride Petroleum Services, Inc.
  Subordinated Debenture
  9.38% due 5/01/07...............................      2,000        2,130,000
 Southwest Royalties, Inc.
  Sr. Notes, Series B
  10.50% due 10/15/04.............................      1,750        1,557,500
 Transamerican Energy Corp.
  Sr. Disc. Notes, Series B
  zero coupon due 6/15/02(1)(2)...................      1,000          850,000
                                                                  ------------
                                                                     7,986,875
                                                                  ------------
FINANCIAL SERVICES--3.1%
 Homeside, Inc.
  Sr. Secured Priority Notes, Series B
  11.25% due 5/15/03..............................      2,598        3,098,115
 Nationwide Credit, Inc.
  Sr. Subordinated Notes
  10.25% due 1/15/08(1)...........................      1,000        1,030,000
 Western Financial Savings Bank
  Sr. Subordinated Notes
  8.88% due 8/01/07...............................      1,500        1,453,125
                                                                  ------------
                                                                     5,581,240
                                                                  ------------

                                                     PRINCIPAL
                                                       AMOUNT         VALUE
               SECURITY DESCRIPTION                (IN THOUSANDS)   (NOTE 2)

FOOD SERVICE--0.9%
 Richmont Marketing Specialist
  Sr. Subordinated Notes
  10.13% due 12/15/07(1)..........................    $ 1,500     $   1,560,000
                                                                  -------------
FOOD & BEVERAGES--1.6%
 Specialty Foods Acquisition Corp.
  Sr. Disc. Notes, Series B
  zero coupon due 8/15/05(2)......................      1,500           605,625
 Specialty Foods Corp.
  Sr. Notes
  11.13% due 10/01/02.............................      2,250         2,283,750
                                                                  -------------
                                                                      2,889,375
                                                                  -------------
GAMING--2.0%
 Ameristar Casinos, Inc.
  Sr. Subordinated Notes,
  Series B
  10.50% due 8/01/04..............................      2,000         2,100,000
 Capital Gaming International, Inc.
  Promissory Notes
  zero coupon due 8/01/95(4)(7)...................         20               200
 Hard Rock Hotel, Inc.
  Sr. Subordinated Notes
  9.25% due 4/01/05(1)............................      1,500         1,530,000
                                                                  -------------
                                                                      3,630,200
                                                                  -------------
HEALTH CARE--0.8%
 Schein Pharmaceutical, Inc.
  Sr. Notes
  8.59% due 12/15/04(1)(5)........................      1,500         1,458,750
                                                                  -------------
HEALTH SERVICES--2.0%
 Abbey Healthcare Group, Inc.
  Sr. Subordinated Notes
  9.50% due 11/01/02..............................      1,025         1,045,500
 Tenet Healthcare Corp.
  Sr. Notes
  8.00% due 1/15/05...............................      2,500         2,562,500
                                                                  -------------
                                                                      3,608,000
                                                                  -------------
HOUSEHOLD PRODUCTS--1.6%
 French Fragrances, Inc.
  Sr. Notes, Series B
  10.38% due 5/15/07..............................      2,250         2,396,250
 Signature Brands USA, Inc.
  Sr. Subordinated Notes
  13.00% due 8/15/02(6)...........................        500           565,000
                                                                  -------------
                                                                      2,961,250
                                                                  -------------

 SUNAMERICA HIGH INCOME FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1998 -- (continued)

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
               SECURITY DESCRIPTION                (IN THOUSANDS)   (NOTE 2)

------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (CONTINUED)
LEISURE & TOURISM--2.3%
 HMH Properties, Inc.
  Sr. Secured Notes, Series B
  9.50% due 5/15/05...............................   $    3,000   $  3,187,500
 Premier Parks, Inc.
  Sr. Notes
  9.25% due 4/01/06...............................        1,000      1,022,500
                                                                  ------------
                                                                     4,210,000
                                                                  ------------
MANUFACTURING--3.4%
 Columbus Mckinnon Corp.
  Sr. Subordinated Notes
  8.50% due 4/01/08(1)............................        1,000      1,005,000
 Interlake Corp.
  Sr. Subordinated Debentures
  12.13% due 3/01/02..............................        2,000      2,060,000
 Trident Automotive PLC
  Sr. Subordinated Notes
  10.00% due 12/15/05(1)..........................        1,000      1,035,000
 Wavetek Corp.
  Sr. Subordinated Notes
  10.13% due 6/15/07..............................        2,000      2,080,000
                                                                  ------------
                                                                     6,180,000
                                                                  ------------
MEDIA--3.0%
 Diva Systems Corp.
  Sr. Disc. Notes
  zero coupon due 3/01/08(1)(2)(6)................        1,750        962,500
 Knology Holdings, Inc.
  Sr. Disc. Notes
  zero coupon due 10/15/07(2).....................        2,500      1,500,000
 SFX Entertainment, Inc.
  Sr. Subordinated Notes
  9.13% due 2/01/08(1)............................        2,000      1,970,000
 Source Media, Inc.
  Sr. Notes
  12.00% due 11/01/04(1)..........................        1,000        995,000
                                                                  ------------
                                                                     5,427,500
                                                                  ------------
METALS & MINING--5.7%
 Acme Metals, Inc.
  Sr. Notes
  10.88% due 12/15/07(1)..........................        1,000      1,035,000
 Acme Metals, Inc.
  Sr. Notes
  12.50% due 8/01/02..............................        1,500      1,603,125
 Ameristeel Corp.
  Sr. Notes
  8.75% due 4/15/08(1)............................        1,500      1,515,000

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

METALS & MINING (CONTINUED)
 Kaiser Aluminum & Chemical Corp.
  Sr. Subordinated Notes
  12.75% due 2/01/03...............................    $    1,500   $  1,599,375
 Newcor, Inc.
  Sr. Notes
  9.88% due 3/01/08(1).............................         1,000      1,012,500
 Renco Metals, Inc.
  Sr. Notes
  11.50% due 7/01/03...............................         2,000      2,130,000
 Westmin Resources Ltd
  Sr. Notes
  11.00% due 3/15/07...............................         1,400      1,604,750
                                                                    ------------
                                                                      10,499,750
                                                                    ------------
OFFICE PRODUCTS--0.9%
 American Pad & Paper Co.
  Sr. Subordinated Notes, Series B
  13.00% due 11/15/05..............................         1,600      1,616,000
                                                                    ------------
PAPER PRODUCTS--1.0%
 Florida Coast Paper Co. LLC
  First Mortgage Notes, Series B
  12.75% due 6/01/03...............................         1,750      1,872,500
                                                                    ------------
RETAIL--1.1%
 Commemorative Brands, Inc.
  Sr. Subordinated Notes
  11.00% due 1/15/07...............................         1,000      1,022,500
 Electronic Retailing Systems International
  Sr. Disc. Notes
 zero coupon due 2/01/04(2)........................         1,000        580,000
 Jumbo Sports, Inc.
 Subordinated Notes
 4.25% due 11/01/00................................           900        360,000
                                                                    ------------
                                                                       1,962,500
                                                                    ------------
SHIPPING--5.2%
 Alpha Shipping PLC
 Sr. Notes
 9.50% due 2/15/08(1)..............................           750        725,625
 Ermis Maritime Holdings Ltd.
 First Preferred Ship
  Mortgage Notes
 12.50% due 3/15/06(1)(6)..........................         1,363      1,503,048
 First Wave Marine, Inc.
 Sr. Notes
 11.00% due 2/01/08................................         1,225      1,270,938

 SUNAMERICA HIGH INCOME FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1998 -- (continued)

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (CONTINUED)
SHIPPING (CONTINUED)
 Golden Ocean Group Ltd.
 Sr. Notes
 10.00% due 8/31/01(1)(6)..........................        $3,750   $  2,873,437
 Panoceanic Bulk Carriers Ltd.
 First Preferred Ship Mortgage Notes
 12.00% due 12/15/07(1)............................         1,000        977,500
 Stena AB
 Sr. Notes
 10.50% due 12/15/05...............................         2,000      2,180,000
                                                                    ------------
                                                                       9,530,548
                                                                    ------------
STEEL--1.6%
 GS Technologies Operating, Inc.
 Guaranteed Sr. Notes
 12.00% due 9/01/04................................         1,500      1,668,750
 International Utility Structures, Inc.
 Sr. Subordinated Notes
 10.75% due 2/01/08(1).............................         1,250      1,303,125
                                                                    ------------
                                                                       2,971,875
                                                                    ------------
SUPERMARKETS--1.2%
 Jitney Jungle Stores America, Inc.
 Sr. Notes
 12.00% due 3/01/06................................         2,000      2,280,000
                                                                    ------------
TELECOMMUNICATIONS--13.9%
 American Communications Services, Inc.
 Sr. Disc. Notes
 zero coupon due 11/01/05(2).......................         1,500      1,278,750
 American Mobile Satellite Corp.
 Sr. Notes
 12.25% due 4/01/08(1)(6)..........................         1,000      1,040,000
 Covad Communications Group, Inc.
 Sr. Disc. Notes
  zero coupon due 3/15/08(1)(2)(6).................         2,000      1,050,000
 DTI Holdings, Inc.
 Sr. Disc. Notes
 zero coupon due 3/01/08(2)(6).....................         2,750      1,601,875
 Econophone, Inc.
 Sr. Disc. Notes
 13.50% due 7/15/07(1)(6)..........................         2,000      2,257,500
 Hermes Europe Railtel BV
 Sr. Notes
 11.50% due 8/15/07(1).............................         1,000      1,132,500
 ICG Holdings, Inc.
 Sr. Disc. Notes
 11.63% due 3/15/07(1).............................         2,250      1,642,500
 IDT Corp.
 Sr. Notes
 8.75% due 2/15/06(1)..............................         1,000        998,750

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

TELECOMMUNICATIONS (CONTINUED)
 KMC Telecom Holdings, Inc.
 Sr. Disc. Notes
 zero coupon due 2/15/08(1)(2)(6)..................        $4,000   $  2,380,000
 MGC Communications, Inc.
 Sr. Secured Notes, Series B
 13.00% due 10/01/04(1)(6).........................         1,500      1,560,000
 Orbcomm Global LP
 Sr. Notes
 14.00% due 8/15/04................................         1,600      1,868,000
 Orion Network Systems, Inc.
 Sr. Disc. Notes
 zero coupon due 1/15/07(2)........................         2,500      1,918,750
 Primus Telecommunications Group
 Sr. Notes
 11.75% due 8/01/04(6).............................         1,000      1,117,500
 USN Communications, Inc.
 Sr. Disc. Notes, Series B
 zero coupon due 8/15/04(2)........................         2,500      2,050,000
 Vialog Corp.
 Sr. Notes, Series B
 12.75% due 11/15/01(1)(6).........................         1,500      1,565,220
 Viatel, Inc.
 Sr. Disc. Notes
 zero coupon due 1/15/05(2)........................         2,000      1,917,500
                                                                    ------------
                                                                      25,378,845
                                                                    ------------
TRANSPORTATION--0.6%
 Travelcenters of America, Inc.
 Sr. Subordinated Notes
 10.25% due 4/01/07................................         1,000      1,063,750
                                                                    ------------
TOTAL CORPORATE BONDS & NOTES
 (cost $156,824,867)...............................                  157,476,033
                                                                    ------------
FOREIGN BONDS & NOTES--9.1%
BROADCASTING--1.2%
 Central European Media
  Enterprises Ltd.
  Sr. Notes
  9.38% due 8/15/04................................         2,250      2,230,897
                                                                    ------------
CABLE--0.6%
 Australis Holdings Property Ltd.
  Sr. Disc. Notes
  zero coupon due 11/01/02(2)......................         1,000        349,990
 Comcast UK Cable Partners Ltd.
  Sr. Disc. Notes
  zero coupon due 11/15/07(2)......................         1,000        830,000
                                                                    ------------
                                                                       1,179,990
                                                                    ------------

 SUNAMERICA HIGH INCOME FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1998 -- (continued)

                                                      PRINCIPAL
                                                        AMOUNT        VALUE
               SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

-------------------------------------------------------------------------------
FOREIGN BONDS & NOTES (CONTINUED)
CELLULAR--0.8%
 Occidente Y Caribe Celular SA
  Sr. Disc. Notes, Series B
  zero coupon due 3/15/04(2).......................      $2,000    $  1,535,000
                                                                   ------------
OIL & GAS--1.2%
 Statia Terms International
  Mortgage Notes, Series B
  11.75% due 11/15/03(1)...........................       2,000       2,127,500
                                                                   ------------
PAGING--0.8%
 Paging Network Do Brasil SA
  Sr. Notes
  13.50% due 6/06/05...............................       1,400       1,424,500
                                                                   ------------
PAPER PRODUCTS--0.5%
 Doman Industries Ltd.
  Sr. Notes
  8.75% due 3/15/04................................       1,000         997,500
                                                                   ------------
SHIPPING--0.6%
 Pegasus Shipping Ltd.
  Sr. Mortgage Notes
  11.88% due 11/15/04(1)...........................       1,000       1,007,500
                                                                   ------------
TELECOMMUNICATIONS--3.4%
 Colt Telecom Group PLC
  Sr. Disc. Notes
  zero coupon due 12/15/06(2)......................       1,000         781,250
 Ionica PLC
  Sr. Disc. Notes
  zero coupon due 5/01/07(2)(6)....................       3,250       1,336,562
 Ionica PLC
  Sr. Notes
  13.50% due 8/15/06...............................         500         406,250
 Poland Telecom Finance BV
  Sr. Notes
  14.00% due 12/01/07(1)(6)........................       1,000       1,070,000
 RSL Communications Ltd.
  Sr. Notes
  12.25% due 11/15/06..............................         675         757,688
 RSL Communications Ltd.
  Sr. Notes
  12.25% due 11/15/06..............................       1,575       1,795,500
                                                                   ------------
                                                                      6,147,250
                                                                   ------------
TOTAL FOREIGN BONDS & NOTES
 (cost $16,963,009)................................                  16,650,137
                                                                   ------------


                                                          SHARES/      VALUE
                  SECURITY DESCRIPTION                    WARRANTS    (NOTE 2)

PREFERRED STOCK--3.7%
CABLE--0.8%
 CSC Holdings, Inc. 11.13%(3)..........................      13,205 $  1,511,969
                                                                    ------------
FINANCIAL SERVICES--1.2%
 Bankunited Financial Corp. 10.25%.....................       2,000    2,120,000
                                                                    ------------
MEDIA--0.9%
 Echostar Communications Corp. 6.75%...................      30,000    1,740,000
                                                                    ------------
TELECOMMUNICATIONS--0.8%
 Intermedia Communications, Inc. 7.00%(1)..............      10,000      353,750
 IXC Communications, Inc. 6.75%(1).....................      12,000      619,500
 Nextlink Communications, Inc. 6.50%(1)................      10,000      483,750
                                                                    ------------
                                                                       1,457,000
                                                                    ------------
TOTAL PREFERRED STOCK
 (cost $6,222,223).....................................                6,828,969
                                                                    ------------
COMMON STOCK--0.2%
CELLULAR--0.2%
 Microcell Telecommunications+(1)......................      34,298      308,682
                                                                    ------------
GAMING--0.0%
 Capital Gaming International, Inc.+(4)................          77            1
                                                                    ------------
MEDIA--0.0%
 TMM, Inc.+............................................   1,250,000       15,000
                                                                    ------------
PAGING--0.0%
 Paging Do Brazil Holdings Co. LLC(4)..................       1,400           14
                                                                    ------------
TOTAL COMMON STOCK
 (cost $1,255,100).....................................                  323,697
                                                                    ------------
WARRANTS--0.4%+
BROADCASTING--0.0%
 Benedek Communications Corp.(4).......................      12,500       31,250
                                                                    ------------
CABLE--0.0%
 Australis Holdings Property Ltd.(1)...................       1,000            0
 UIH Australia Pacific, Inc.(4)........................       1,000           10
 United International Holdings, Inc....................       3,000       36,000
                                                                    ------------
                                                                          36,010
                                                                    ------------
CELLULAR--0.1%
 Cellnet Data Systems, Inc.(1).........................       1,000       50,000
 Clearnet Communications, Inc..........................       4,950       29,700
 International Wireless Communication(1)(4)............       3,250            0
 Occidente Y Caribe Celular SA(1)(4)...................       8,000       28,000
                                                                    ------------
                                                                         107,700
                                                                    ------------

 SUNAMERICA HIGH INCOME FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1998 -- (continued)



                                                                       VALUE
                   SECURITY DESCRIPTION                    WARRANTS   (NOTE 2)

--------------------------------------------------------------------------------
WARRANTS (CONTINUED)
GAMING--0.0%
 Capital Gaming International, Inc.(4)...................   45,500  $        228
 Fitzgerald Gaming Corp.(1)(4)...........................    2,000            20
                                                                    ------------
                                                                             248
                                                                    ------------
MEDIA--0.0%
 Knology Holdings, Inc.(1)(4)............................    4,500        11,250
                                                                    ------------
RETAIL--0.0%
 Electronic Retailing Systems International..............    1,000        40,000
                                                                    ------------
SHIPPING--0.0%
 Golden Ocean Group Ltd. ................................    2,500        10,000
                                                                    ------------
TELECOMMUNICATIONS--0.3%
 Hyperion Telecommunications, Inc.(1)....................    3,000       210,000
 Ionica PLC..............................................    1,000        40,000
 MGC Communications, Inc.(1).............................    1,500        52,500
 Primus Telecommunications Group, Inc....................    1,000        32,000
 Vialog Corp.............................................    1,500        89,998
                                                                    ------------
                                                                         424,498
                                                                    ------------
TOTAL WARRANTS
 (cost $588,677).........................................                660,956
                                                                    ------------
TOTAL INVESTMENT SECURITIES--99.7%
 (cost $181,853,876).....................................            181,939,792
                                                                    ------------

                                                      PRINCIPAL
                                                        AMOUNT        VALUE
               SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

SHORT-TERM SECURITIES--0.8%
PAPER PRODUCTS--0.8%
 Stone Container Corp.
  Sr. Notes
  11.88% due 12/01/98
  (cost $1,576,875)...............................      $1,500     $  1,545,000
                                                                   ------------
TOTAL INVESTMENTS--
 (cost $183,430,751*).............................       100.5%     183,484,792
Liabilities in excess of other assets.............        (0.5)        (934,441)
                                                        ------     ------------
NET ASSETS--                                             100.0%    $182,550,351
                                                        ======     ============

-------
* See Note 5
+ Non-income producing security
(1) Resale restricted to qualified institutional buyers
(2) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
(3) PIK ("Payment-in-Kind") payment made with additional securities in lieu of cash
(4) Fair valued security; see Note 2
(5) Variable rate security; rate as of March 31, 1998
(6) Bond issued as part of a unit which includes an equity component
(7) Bond in default

See Notes to Financial Statements

 SUNAMERICA TAX EXEMPT INSURED FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1998

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

--------------------------------------------------------------------------------
MUNICIPAL BONDS--98.0%
ALASKA--1.8%
 Alaska State Housing Finance Corp.,
 7.50% due 12/01/15+...............................      $1,975     $  2,030,675
                                                                    ------------
ARIZONA--3.3%
 Northern Arizona University, Revenue,
 6.50% due 6/01/10+................................       1,845        2,159,296
 Pima County, Arizona Unified School District
  Number 1, General Obligation,
 7.50% due 7/01/10+................................       1,200        1,513,968
                                                                    ------------
                                                                       3,673,264
                                                                    ------------
ARKANSAS--0.1%
 Arkansas State Development Finance Authority,
  Single Family Mortgage Revenue,
 9.00% due 6/01/14+................................         125          127,714
 Arkansas State Development Finance Authority,
  Single Family Mortgage Revenue, Series A,
 9.38% due 8/01/14+................................           5            5,045
                                                                    ------------
                                                                         132,759
                                                                    ------------
CALIFORNIA--4.9%
 Anaheim, California Public Financing Authority,
  Revenue, Series A,
 zero coupon due 9/01/18+..........................       1,500          519,660
 California Housing Finance Agency, Home Mortgage
  Revenue, Series A,
 8.13% due 8/01/19+................................         770          790,875
 Long Beach, California Harbor Revenue Refunding,
  Series A,
 6.00% due 5/15/17+................................       1,000        1,112,950
 San Francisco, California City & County
  Redevelopment Agency, Lease Revenue,
 6.75% due 7/01/15+................................       1,000        1,134,110
 San Jose, California Redevelopment Agency, Tax
  Allocation,
 6.00% due 8/01/11+................................       1,700        1,922,411
                                                                    ------------
                                                                       5,480,006
                                                                    ------------

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

COLORADO--4.2%
 Colorado Housing Finance Authority, Single Family
  Revenue, Series C,
 9.38% due 3/01/12+................................      $   65     $     66,399
 Highlands Ranch Metropolitan District, Colorado
  General Obligation,
 6.50% due 6/15/09+................................       1,960        2,277,461
 Jefferson County, Colorado School District R001,
  Refunding,
 6.50% due 12/15/11+...............................       2,000        2,358,340
                                                                    ------------
                                                                       4,702,200
                                                                    ------------
GEORGIA--2.8%
 Municipal Electric Authority, Georgia Special
  Obligation, Fifth Crossover Series,
 6.40% due 1/01/09+................................       1,250        1,427,625
 Municipal Electric Authority, Georgia Special
  Obligation, Fifth Crossover Series,
 6.40% due 1/01/13+................................       1,500        1,734,195
                                                                    ------------
                                                                       3,161,820
                                                                    ------------
IDAHO--0.9%
 Idaho Housing & Finance Association, Single Family
  Mortgage,
 5.63% due 7/01/15+................................       1,000        1,018,690
                                                                    ------------
ILLINOIS--10.9%
 Chicago Illinois Board Of Education, General
  Obligation,
 6.75% due 12/01/11+...............................       2,000        2,389,640
 Cook & Du Page Counties, Illinois High School,
  District Number 210, General Obligation,
 zero coupon due 12/01/12+.........................       1,600          764,432
 Cook County, Illinois Community College, District
  Number 508,
 7.70% due 12/01/07+...............................       4,000        4,976,960
 Illinois Health Facilities Authority, Lutheran
  General Health System,
 7.00% due 4/01/08+................................       3,400        4,015,298
                                                                    ------------
                                                                      12,146,330
                                                                    ------------

 SUNAMERICA TAX EXEMPT INSURED FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1998 -- (continued)

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
INDIANA--1.3%
 Indiana State Housing Finance Authority, Multi-
  Unit Mortgage Program, Series A,
 9.00% due 1/01/14+................................      $1,470     $  1,475,998
                                                                    ------------
KENTUCKY--5.0%
 Kenton County Kentucky Airport, Board Revenue
  Refunding, Cincinnati/Northern
  Kentucky, Series A,
 6.30% due 3/01/15+................................       1,500        1,645,605
 Louisville & Jefferson County, Kentucky Regional
  Airport Authority, Series A,
 6.50% due 7/01/17+................................       3,500        3,942,925
                                                                    ------------
                                                                       5,588,530
                                                                    ------------
MARYLAND--0.1%
 Maryland State Community Development
  Administration, Multi-Family Housing Revenue,
  1985 Series B,
 8.75% due 5/15/12+................................         110          110,482
                                                                    ------------
MASSACHUSETTS--4.4%
 Massachusetts State Housing Finance Agency,
  Insured Rental, Series A,
 6.60% due 7/01/14+................................       1,000        1,063,200
 Massachusetts State Port Authority, Revenue,
  Series A,
 5.00% due 7/01/27.................................       2,000        1,922,620
 Massachusetts State Water Resources Authority,
  Refunding General, Series D,
 5.00% due 8/01/24+................................       2,000        1,934,480
                                                                    ------------
                                                                       4,920,300
                                                                    ------------
MICHIGAN--1.9%
 Michigan Municipal Bond Authority, Revenue Capital
  Appreciation, Local Government Loan,
 zero coupon due 5/01/17+..........................       2,875        1,071,398
 Michigan Municipal Bond Authority, Revenue Capital
  Appreciation, Local Government Loan,
 zero coupon due 5/01/16+..........................       2,735        1,079,012
                                                                    ------------
                                                                       2,150,410
                                                                    ------------

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

MISSOURI--6.2%
 Missouri State Housing Development Commission,
  Insured, Single Family Mortgage Revenue,
 9.38% due 4/01/16+................................      $   45     $     48,432
 Sikeston, Missouri Electric, Revenue,
 6.20% due 6/01/10+................................       6,000        6,856,260
                                                                    ------------
                                                                       6,904,692
                                                                    ------------
NEVADA--4.5%
 Nevada Housing Division, Single Family Mortgage
  Revenue, Series A,
 zero coupon due 4/01/16+(1).......................       4,945        5,009,285
                                                                    ------------
NEW JERSEY--1.6%
 New Jersey State Transportation Trust Fund
  Authority, Transportation Systems Revenue, Series
  B,
 6.50% due 6/15/10+................................       1,500        1,756,110
                                                                    ------------
NEW MEXICO--1.1%
 Bernalillo County, New Mexico Gross Receipts Tax,
  Revenue,
 5.75% due 10/01/17................................       1,000        1,094,050
 New Mexico Mortgage Finance Authority, Single
  Family Mortgage Revenue, Series C,
 8.63% due 7/01/17+................................         170          175,494
                                                                    ------------
                                                                       1,269,544
                                                                    ------------
NEW YORK--11.7%
 New York City, New York, Prerefunding, General
  Obligation, Series K,
 6.25% due 4/01/11.................................       1,000        1,087,550
 New York State Dormitory Authority, Lease Revenue,
  State University Dormitory Facilities Issue,
  Series A,
 6.00% due 7/01/09+................................       1,970        2,204,430
 New York State Medical Care Facilities Finance
  Agency, Revenue, New York Hospital, Mortgage A,
 6.75% due 8/15/14+................................       2,850        3,296,623
 Niagara Falls, New York,
 General Obligation,
 7.50% due 3/01/14+................................         555          712,453

 SUNAMERICA TAX EXEMPT INSURED FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1998 -- (continued)

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
 Niagara Falls, New York,
  General Obligation,
 7.50% due 3/01/13+................................      $  445     $    569,151
 Port Authority of New York & New Jersey Special
  Obligation, Revenue, JFK International Air
  Terminal-6,
 6.25% due 12/01/10+...............................       1,500        1,702,995
 Port Authority of New York & New Jersey Special
  Obligation, Revenue, JFK International Air
  Terminal-6,
 6.25% due 12/01/11+...............................       3,000        3,415,860
                                                                    ------------
                                                                      12,989,062
                                                                    ------------
NORTH DAKOTA--0.5%
 North Dakota State Housing Finance Agency, Single
  Family Mortgage Revenue, Series A,
 7.38% due 7/01/17+................................         545          556,625
                                                                    ------------
OHIO--4.6%
 Lucas County, Ohio Hospital Revenue, St. Vincent
  Medical Center,
 6.50% due 8/15/07+................................       3,500        3,843,140
 Woodridge, Ohio Local School District, General
  Obligation,
 6.80% due 12/01/14+...............................       1,000        1,215,650
                                                                    ------------
                                                                       5,058,790
                                                                    ------------
OKLAHOMA--1.6%
 Grand River Dam Authority Oklahoma Revenue
  Refunding,
 6.25% due 6/01/11+................................       1,500        1,724,625
                                                                    ------------
PENNSYLVANIA--0.1%
 Pennsylvania Housing Finance Agency, Multi-Family
  Mortgage,
 9.38% due 8/01/28+................................         120          121,783
                                                                    ------------
PUERTO RICO--1.9%
 Puerto Rico Commonwealth Highway & Transportation
  Authority, Revenue, Series A,
 5.50% due 7/01/13+................................       2,000        2,147,760
                                                                    ------------
RHODE ISLAND--0.8%
 Rhode Island Housing & Mortgage Finance Corp.,
  Revenue,
 8.38% due 10/01/16+...............................         835          852,410
                                                                    ------------

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

SOUTH DAKOTA--2.2%
 South Dakota State Health And Educational
  Facilities Authority Revenue,
 6.25% due 7/01/10+................................      $2,120     $  2,406,242
                                                                    ------------
TEXAS--12.0%
 Alliance Airport Authority, Inc., Texas Special
  Facilities Revenue,
 6.38% due 4/01/21.................................       2,000        2,158,780
 Bexar County, Texas Health Facilities Development
  Corp., Hospital Revenue,
 6.75% due 8/15/19+................................       4,000        4,599,480
 Harris County, Texas Hospital District Mortgage,
  Revenue,
 7.40% due 2/15/10+................................       2,500        3,031,375
 Houston, Texas Water Conveyance Systems Contract,
  Certificates of Participation,
 6.13% due 12/15/08+...............................       1,250        1,416,425
 Houston, Texas Water Conveyance Systems Contract,
  Certificates of Participation,
 6.13% due 12/15/09+...............................       1,000        1,133,850
 San Antonio, Texas, Hotel Occupancy, Revenue,
 zero coupon due 8/15/17+..........................       2,700          976,401
                                                                    ------------
                                                                      13,316,311
                                                                    ------------
UTAH--0.0%
 Utah State Housing Finance Agency, Single Family
  Mortgage, Series D,
 7.50% due 7/01/16+................................          20           20,198
                                                                    ------------
VIRGINIA--0.9%
 Virginia State Housing Development Authority,
  Multi- Family, Series H,
 5.50% due 5/01/13+................................       1,000        1,026,040
                                                                    ------------
WASHINGTON--3.8%
 Washington State Housing Finance Commission,
  Multi-Family Mortgage Revenue, Series A,
 9.13% due 7/01/10+................................         380          403,370
 Washington State, Series B, General Obligation,
 6.00% due 6/01/11.................................       3,400        3,819,356
                                                                    ------------
                                                                       4,222,726
                                                                    ------------

 SUNAMERICA TAX EXEMPT INSURED FUND
 PORTFOLIO OF INVESTMENTS -- March 31, 1998 -- (continued)

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
WEST VIRGINIA--2.8%
 West Virginia State Housing Development Fund,
  Series A,
 7.25% due 5/01/17+................................      $3,000     $  3,090,030
                                                                    ------------
WISCONSIN--0.1%
 Wisconsin Housing & Economic Development
  Authority, Homeownership Revenue, Issue III,
 9.13% due 6/01/05+................................          65           66,157
                                                                    ------------
TOTAL INVESTMENT SECURITIES--98.0%
 (cost $100,416,712*)..............................                  109,129,854
                                                                    ------------

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES--0.6%
NEW JERSEY--0.6%
 New Jersey Economic Development Authority,
  Water Facilities Revenue,
  3.55% due 4/01/98(2)
  (cost $700,000)..................................      $  700     $    700,000
                                                                    ------------
TOTAL INVESTMENTS--
 (cost $101,116,712*)..............................        98.6%     109,829,854
Other assets less liabilities......................         1.4        1,566,755
                                                         ------     ------------
NET ASSETS--                                              100.0%    $111,396,609
                                                         ======     ============

-------
* See Note 5
+ All or part of this security is insured by Government National Mortgage
  Association ("GNMA"), Financial Security Assurance ("FSA"), Federal Housing Administration ("FHA"), Financial Guarantee Insurance Corp. ("FGIC"), Municipal Bond Insurance Association ("MBIA"), or AMBAC ($99,047,499 or 88.9% of net assets)
(1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
(2) Variable rate security; maturity date reflects next reset date
See Notes to Financial Statements

 SUNAMERICA INCOME FUNDS
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1998
Note 1. Organization

  SunAmerica Income Funds is an open-end diversified management investment company organized as a Massachusetts business trust (the "Trust"). It currently consists of five different investment series (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with distinct investment objectives and/or strategies. Each Fund is managed by SunAmerica Asset Management Corp. (the "Adviser" or "SAAMCo"), an indirect wholly owned subsidiary of SunAmerica Inc. An investor may invest in one or more of the following Funds: SunAmerica U.S. Government Securities Fund, SunAmerica Federal Securities Fund, SunAmerica Diversified Income Fund, SunAmerica High Income Fund and SunAmerica Tax Exempt Insured Fund. The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objectives for each of the Funds are as follows:

  U.S. Government Securities Fund seeks high current income consistent with relative safety of capital by investing primarily in securities issued or guaranteed by the U.S. government, or any agency or instrumentality thereof.

  Federal Securities Fund seeks current income, with capital appreciation as a secondary objective, by investing primarily in securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof.

  Diversified Income Fund seeks a high level of current income consistent with moderate investment risk, with preservation of capital as a secondary objective.

  High Income Fund seeks maximum current income by investing primarily in high-yield, high-risk corporate bonds.

  Tax Exempt Insured Fund seeks a high level of current income exempt from Federal income taxes as is consistent with preservation of capital.

  Each Fund currently offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent sales charge may be imposed on redemptions made within six years of purchase. High Income Fund also offers Class C shares. Class C shares are offered at net asset value, although they may be subject to a contingent deferred sales charge on redemptions made within one year of purchase. Additionally, any purchases of Class A shares in excess of $1,000,000 will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within one year of purchase. Class B shares of each Fund convert automatically to Class A shares on the first business day of the month following the seventh anniversary of the issuance of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares. Each class of shares bears the same voting, dividend, liquidation and other rights and conditions and each makes distribution and account maintenance and service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") except that Class B and Class C shares are subject to higher distribution fee rates.

 SUNAMERICA INCOME FUNDS
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1998 -- (continued)

Note 2. Significant Accounting Policies

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

  The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

  SECURITY VALUATIONS: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a securities price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Funds may make use of a pricing service in the determination of their net asset values. The preceding procedures need not be used to determine the value of debt securities owned by a Fund if, in the opinion of the Trustees, some other method would more accurately reflect the fair market value of such debt securities in quantities owned by such Fund. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

  REPURCHASE AGREEMENTS: Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in joint repurchase agreement transactions with other affiliated investment companies. The Funds, along with other affiliated registered investment companies, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

 SUNAMERICA INCOME FUNDS
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1998 -- (continued)

  As of March 31, 1998 the U.S. Government Securities Fund, Federal Securities Fund and Diversified Income Fund had a 28.1%, 9.2% and 1.8% undivided interest, respectively, which represented $27,473,000, $9,030,000 and $1,722,000, respectively, in principal amount in a joint repurchase agreement with PaineWebber, Inc. As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

  PaineWebber, Inc. Repurchase Agreement, 5.75% dated 3/31/98, in the principal amount of $97,641,000, repurchase price $97,656,595, due 4/01/98, collateralized by $50,000,000 U.S. Treasury Bonds 6.375% due 1/15/99 and $47,885,000 U.S. Treasury Notes 6.25% due 6/30/98, approximate aggregate value $99,682,537.

  SECURITIES TRANSACTIONS, INVESTMENT INCOME, DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS: Securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. The Funds do not amortize market premiums (except for Tax Exempt Insured Fund) or accrete market discounts (except for Diversified Income Fund and High Income Fund) except original issue discounts for which amortization is required for federal income tax purposes.

  Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

  Expenses common to all funds are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods.

  Dividends from net investment income are accrued daily and paid monthly. Capital gain distributions, if any, are paid annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected.

 SUNAMERICA INCOME FUNDS
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1998 -- (continued)

  For the year ended March 31, 1998, the following reclassifications arising from book/tax differences were primarily the result of market discount and paydown losses.

                                  ACCUMULATED       ACCUMULATED
                               UNDISTRIBUTED NET UNDISTRIBUTED NET
                                  INVESTMENT         REALIZED        PAID-IN
                                 INCOME/(LOSS)      GAIN/(LOSS)      CAPITAL
                               ----------------- ----------------- -----------
  U.S. Government Securities
   Fund.......................    $(3,941,450)      $3,941,450     $      --
  Federal Securities Fund.....       (137,988)         137,988            --
  Diversified Income Fund.....         (4,627)           4,627            --
  High Income Fund............         15,700        3,599,690      (3,615,390)
  Tax Exempt Insured Fund.....           --               --              --

  INVESTMENT SECURITIES LOANED: During the six months ended March 31, 1998, U.S. Government Securities Fund and Federal Securities Fund participated in securities lending with qualified brokers. In lending portfolio securities to brokers the Funds receive cash as collateral against the loaned securities, which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. The Funds may use the cash collateral received to invest in short-term investments which earn interest income or to cover bank overdrafts. Any interest earned from the investment of the collateral is recorded by the Funds net of the portion of interest that is rebated to the borrowing broker. If the amounts are used to cover bank overdrafts, the broker rebates incurred are reflected as interest expense on the Statement of Operations. As with other extensions of credit, should the borrower of the securities fail financially, the Funds may bear the risk of delay in recovery or may be subject to replacing the loaned securities by purchasing them with the cash collateral held, which may be less than 100% of the market value of such securities at the time of replacement.

  At March 31, 1998, U.S. Government Securities Fund has loaned securities having a value of $23,125,356 and held cash collateral of $23,543,750 for these loans. The value of the collateral was sufficient at the time the loan agreements were entered into. As a result of an increase in the market value of the loaned securities on the last business day of the fiscal year, the Fund was furnished with additional collateral on the following business day.

  FOREIGN CURRENCY TRANSLATION: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

  The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

  Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses realized between the trade and settlement dates of securities

 SUNAMERICA INCOME FUNDS
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1998 -- (continued) transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

  FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Funds are required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The Funds' activities in futures contracts are for hedging purposes and are conducted through regulated exchanges which do not result in counterparty credit risks. A Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Funds as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Note 3. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

  The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds, who are employees of SAAMCo and its affiliates.

  The Funds pay SAAMCo a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund's average daily net assets:

                                                                    MANAGEMENT
                                                       ASSETS          FEES
                                                  ----------------- ----------
   U.S. Government Securities Fund and High In-
    come Fund.................................... $0 - $200 million    0.75%
                                                     > $200 million    0.72%
                                                     > $400 million    0.55%
   Federal Securities Fund....................... $0 - $25  million    0.55%
                                                     > $25  million    0.50%
                                                     > $50  million    0.45%
   Diversified Income Fund....................... $0 - $350 million    0.65%
                                                     > $350 million    0.60%
   Tax Exempt Insured Fund....................... $0 - $350 million    0.50%
                                                     > $350 million    0.45%

  For the period ended March 31, 1998, SAAMCo has agreed to voluntarily reimburse expenses of $3,859 on Class C of the High Income Fund.

 SUNAMERICA INCOME FUNDS
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1998 -- (continued)

  The Trust, on behalf of each Fund, has a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or "Distributor"), an indirect wholly owned subsidiary of SunAmerica Inc. Each Fund, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of each class of shares of each Fund have adopted Distribution Plans, hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class C Plan." In adopting the Class A Plan, the Class B Plan and the Class C Plan, the Trustees determined that there was a reasonable likelihood that each Plan would benefit the Trust and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

  Under the Class A Plan, Class B Plan and Class C Plan, the Distributor receives payments from a Fund at an annual rate of up to 0.10%, .75% and .75%, respectively, of average daily net assets of such Fund's Class A, Class B and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, Class B Plan or Class C Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee at the annual rate of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the periods ended March 31, 1998, SACS received fees (see the Statement of Operations) based upon the aforementioned rates.

  SACS receives sales charges on each Fund's Class A shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of Class B and Class C fund shares. SACS has advised the Funds that for the periods ended March 31, 1998, the proceeds received from Class A sales (and paid out to affiliated and non-affiliated broker-dealers) and Class B and Class C redemptions were as follows:

                                            CLASS A                   CLASS B      CLASS C
                             -------------------------------------- ------------ ------------
                                                                     CONTINGENT   CONTINGENT
                              SALES     AFFILIATED   NON-AFFILIATED   DEFERRED     DEFERRED
                             CHARGES  BROKER-DEALERS BROKER-DEALERS SALES CHARGE SALES CHARGE
                             -------- -------------- -------------- ------------ ------------
   U.S. Government Securi-
    ties Fund..............  $ 25,103    $ 17,121       $  4,070      $270,398      $ --
   Federal Securities Fund.    36,021      11,517         16,849        19,862        --
   Diversified Income Fund.    72,686      20,452         38,553       124,129        --
   High Income Fund........   353,552     115,057        178,181       402,985         0
   Tax Exempt Insured Fund.    62,143      33,967         16,329        69,255        --

 SUNAMERICA INCOME FUNDS
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1998 -- (continued)
  The Trust has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly owned subsidiary of SunAmerica Inc. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement permits the Funds to compensate SAFS for services rendered, based upon an annual rate of .22% of average daily net assets, which is approved annually by the Trustees. For the periods ended March 31, 1998, the Funds incurred the following expenses which are included in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement:

                                                             PAYABLE AT
                                     EXPENSES              MARCH 31, 1998
                             ------------------------- -----------------------
                             CLASS A  CLASS B  CLASS C CLASS A CLASS B CLASS C
                             -------- -------- ------- ------- ------- -------
   U.S. Government Securi-
    ties Fund............... $235,618 $546,272  $--    $19,099 $39,490  $--
   Federal Securities Fund..   67,980   40,601   --      5,901   3,500   --
   Diversified Income Fund..   51,588  161,743   --      4,756  11,888   --
   High Income Fund.........  101,649  229,233   158    10,205  22,624   134
   Tax Exempt Insured Fund..  203,791   52,610   --     16,577   4,279   --

Note 4. Purchases and Sales of Investment Securities

  The aggregate cost of purchases and proceeds from sales and maturities of long-term investments (excluding U.S. Government securities in the Diversified Income and High Income Funds, respectively) during the year ended March 31, 1998 were as follows:

                                U.S.
                             GOVERNMENT    FEDERAL    DIVERSIFIED      HIGH     TAX EXEMPT
                             SECURITIES   SECURITIES     INCOME       INCOME      INSURED
                                FUND         FUND         FUND         FUND        FUND
                            ------------ ------------ ------------ ------------ -----------
   Aggregate purchases..... $813,642,011 $250,645,171 $145,587,451 $393,036,948 $55,025,082
                            ============ ============ ============ ============ ===========
   Aggregate sales......... $860,905,921 $249,558,886 $162,603,386 $346,639,045 $73,721,350
                            ============ ============ ============ ============ ===========

Note 5. Portfolio Securities (Tax Basis)

  The Funds intend to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all of their net income (taxable and tax exempt) to their shareholders. Therefore, no federal income tax or excise tax provisions are required.

  The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

                                U.S.
                             GOVERNMENT     FEDERAL    DIVERSIFIED      HIGH       TAX EXEMPT
                             SECURITIES   SECURITIES     INCOME        INCOME       INSURED
                                FUND         FUND         FUND          FUND          FUND
                            ------------  -----------  -----------  ------------  ------------
   Cost.................... $330,670,627  $52,826,532  $84,614,681  $183,572,204  $101,116,712
                            ============  ===========  ===========  ============  ============
   Appreciation............ $  5,226,169  $   957,556  $ 4,246,165  $  5,525,107  $  8,819,099
   Depreciation............   (2,047,756)    (118,907)  (2,455,492)   (5,612,519)     (105,957)
                            ------------  -----------  -----------  ------------  ------------
   Unrealized appreciation
    (depreciation)--net.... $  3,178,413  $   838,649  $ 1,790,673  $    (87,412) $  8,713,142
                            ============  ===========  ===========  ============  ============

 SUNAMERICA INCOME FUNDS
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1998 -- (continued)

  At March 31, 1998, U.S. Government Securities Fund, Diversified Income Fund, High Income Fund and Tax Exempt Insured Fund had capital loss carryforwards of $29,467,409, $24,716,935, $22,767,991 and $3,338,986,
  respectively, which were available to the extent provided in regulations and which will expire between 1999-2005. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

  U.S. Government Securities Fund, Federal Securities Fund, Diversified Income Fund, High Income Fund and Tax Exempt Insured Fund utilized capital loss carryforwards of $7,942,831, $1,045,533, $5,115,099, $11,236,372 and
  $3,208,746, respectively, to offset the Funds' net taxable gains realized and recognized in the year ended March 31, 1998.

  High Income Fund had capital loss carryforwards of $3,615,390 which expired in the year ended March 31, 1998.

Note 6. Capital Share Transactions

  Transactions in capital shares of each class of each series were as follows:

                                                    U.S. GOVERNMENT SECURITIES FUND
                  ----------------------------------------------------------------------------------------------------------
                                      CLASS A                                               CLASS B
                  --------------------------------------------------  ------------------------------------------------------
                          FOR THE                   FOR THE                    FOR THE                     FOR THE
                        YEAR ENDED                YEAR ENDED                 YEAR ENDED                  YEAR ENDED
                      MARCH 31, 1998            MARCH 31, 1997             MARCH 31, 1998              MARCH 31, 1997
                  ------------------------  ------------------------  --------------------------  --------------------------
                    SHARES       AMOUNT       SHARES       AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT
                  ----------  ------------  ----------  ------------  -----------  -------------  -----------  -------------
Shares sold.....   1,561,577  $ 13,510,139   2,843,102  $ 24,070,752      482,064  $   4,147,772      851,285  $   7,192,469
Reinvested
 dividends......     440,207     3,777,028     462,183     3,908,049      872,849      7,489,193    1,318,904     11,152,661
Shares redeemed.  (4,288,472)  (36,902,611) (4,515,889)  (38,204,048) (11,930,767)  (102,271,581) (17,979,626)  (152,107,446)
                  ----------  ------------  ----------  ------------  -----------  -------------  -----------  -------------
Net decrease....  (2,286,688) $(19,615,444) (1,210,604) $(10,225,247) (10,575,854) $ (90,634,616) (15,809,437) $(133,762,316)
                  ==========  ============  ==========  ============  ===========  =============  ===========  =============
                                                        FEDERAL SECURITIES FUND
                  ----------------------------------------------------------------------------------------------------------
                                      CLASS A                                               CLASS B
                  --------------------------------------------------  ------------------------------------------------------
                          FOR THE                   FOR THE                    FOR THE                     FOR THE
                        YEAR ENDED                YEAR ENDED                 YEAR ENDED                  YEAR ENDED
                      MARCH 31, 1998            MARCH 31, 1997             MARCH 31, 1998              MARCH 31, 1997
                  ------------------------  ------------------------  --------------------------  --------------------------
                    SHARES       AMOUNT       SHARES       AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT
                  ----------  ------------  ----------  ------------  -----------  -------------  -----------  -------------
Shares sold.....     374,888  $  4,088,015     187,062  $  1,941,579      358,787  $   3,922,859      171,783  $   1,794,682
Reinvested
 dividends......     118,009     1,278,607     130,519     1,361,673       65,988        716,876       82,353        860,591
Shares redeemed.    (560,471)   (6,066,157) (1,244,469)  (12,990,824)    (537,411)    (5,824,823)    (941,907)    (9,850,854)
                  ----------  ------------  ----------  ------------  -----------  -------------  -----------  -------------
Net decrease....     (67,574) $   (699,535)   (926,888) $ (9,687,572)    (112,636) $  (1,185,088)    (687,771) $  (7,195,581)
                  ==========  ============  ==========  ============  ===========  =============  ===========  =============

 SUNAMERICA INCOME FUNDS
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1998 -- (continued)

                                                      DIVERSIFIED INCOME FUND
                  ------------------------------------------------------------------------------------------------------
                                     CLASS A                                             CLASS B
                  -------------------------------------------------  ---------------------------------------------------
                          FOR THE                  FOR THE                   FOR THE                   FOR THE
                        YEAR ENDED                YEAR ENDED               YEAR ENDED                 YEAR ENDED
                      MARCH 31, 1998            MARCH 31, 1997           MARCH 31, 1998             MARCH 31, 1997
                  ------------------------  -----------------------  ------------------------  -------------------------
                    SHARES       AMOUNT       SHARES      AMOUNT       SHARES       AMOUNT       SHARES        AMOUNT
                  ----------  ------------  ----------  -----------  ----------  ------------  -----------  ------------
Shares sold.....   1,839,412  $  8,430,833   2,967,500  $13,107,488   2,110,864  $  9,588,048    2,028,462  $  8,850,838
Reinvested
 dividends......     240,267     1,101,956     192,535      845,962     671,248     3,082,375      935,249     4,101,854
Shares redeemed.  (1,776,362)   (8,143,958) (1,919,822)  (8,393,062) (7,008,938)  (32,175,337) (11,026,801)  (48,421,764)
                  ----------  ------------  ----------  -----------  ----------  ------------  -----------  ------------
Net increase
 (decrease).....     303,317  $  1,388,831   1,240,213  $ 5,560,388  (4,226,826) $(19,504,914)  (8,063,090) $(35,469,072)
                  ==========  ============  ==========  ===========  ==========  ============  ===========  ============
                                                         HIGH INCOME FUND
                  ------------------------------------------------------------------------------------------------------
                                     CLASS A                                             CLASS B
                  -------------------------------------------------  ---------------------------------------------------
                          FOR THE                  FOR THE                   FOR THE                   FOR THE
                        YEAR ENDED                YEAR ENDED               YEAR ENDED                 YEAR ENDED
                      MARCH 31, 1998            MARCH 31, 1997           MARCH 31, 1998             MARCH 31, 1997
                  ------------------------  -----------------------  ------------------------  -------------------------
                    SHARES       AMOUNT       SHARES      AMOUNT       SHARES       AMOUNT       SHARES        AMOUNT
                  ----------  ------------  ----------  -----------  ----------  ------------  -----------  ------------
Shares sold.....   2,986,074  $ 22,434,607   2,138,523  $15,178,086   9,598,071  $ 70,922,480    7,842,612  $ 55,170,199
Reinvested
 dividends......     321,604     2,408,861     306,218    2,170,892     630,317     4,732,950      753,534     5,344,680
Shares redeemed.  (1,885,818)  (13,976,905) (1,792,558) (12,665,768) (8,118,195)  (59,444,035)  (7,864,875)  (55,713,062)
                  ----------  ------------  ----------  -----------  ----------  ------------  -----------  ------------
Net increase....   1,421,860  $ 10,866,563     652,183  $ 4,683,210   2,110,193  $ 16,211,395      731,271  $  4,801,817
                  ==========  ============  ==========  ===========  ==========  ============  ===========  ============
                     HIGH INCOME FUND
                  ------------------------
                          CLASS C
                  ------------------------
                      FOR THE PERIOD
                     FEBRUARY 2, 1998*
                          THROUGH
                      MARCH 31, 1998
                  ------------------------
                    SHARES       AMOUNT
                  ----------  ------------
Shares sold.....     146,640  $  1,136,487
Reinvested
 dividends......         396         3,080
Shares redeemed.         (14)         (112)
                  ----------  ------------
Net increase....     147,022  $  1,139,455
                  ==========  ============

* Commencement of sale of respective class of shares

                                                        TAX EXEMPT INSURED FUND
                       -------------------------------------------------------------------------------------------------
                                           CLASS A                                          CLASS B
                       --------------------------------------------------  ---------------------------------------------
                               FOR THE                   FOR THE                 FOR THE                 FOR THE
                             YEAR ENDED                YEAR ENDED               YEAR ENDED             YEAR ENDED
                           MARCH 31, 1998            MARCH 31, 1997           MARCH 31, 1998         MARCH 31, 1997
                       ------------------------  ------------------------  ---------------------  ----------------------
                         SHARES       AMOUNT       SHARES       AMOUNT      SHARES     AMOUNT      SHARES      AMOUNT
                       ----------  ------------  ----------  ------------  --------  -----------  --------  ------------
Shares sold...........    139,133  $  1,784,062     191,259  $  2,373,663   338,073  $ 4,316,434   530,461  $  6,566,926
Reinvested dividends..    166,540     2,132,131     213,682     2,650,948    45,130      578,035    59,647       740,342
Shares redeemed....... (1,483,284)  (18,915,862) (2,254,438)  (27,912,841) (657,257)  (8,386,367) (920,911)  (11,459,216)
                       ----------  ------------  ----------  ------------  --------  -----------  --------  ------------
Net decrease.......... (1,177,611) $(14,999,669) (1,849,497) $(22,888,230) (274,054) $(3,491,898) (330,803) $ (4,151,948)
                       ==========  ============  ==========  ============  ========  ===========  ========  ============

 SUNAMERICA INCOME FUNDS
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1998 -- (continued)

Note 7. Commitments and Contingencies

  The SunAmerica Family of Mutual Funds has established an uncommitted line of credit with the State Street Bank and Trust Company, the Funds' custodian, with interest payable at the Federal Funds rate plus 100 basis points with respect to the U.S. Government Securities Fund and Federal Securities Fund, and Federal Funds rate plus 125 basis points with respect to the Diversified Income Fund and the High Income Fund. Borrowings under the line of credit will commence when the Fund's cash shortfall exceeds $100,000. During the year ended March 31, 1998 the Diversified Income and High Income Fund periodically utilized the uncommitted line of credit and incurred an interest expense of $3,481 and $9,691, respectively. The Funds did not have any outstanding borrowings at March 31, 1998.

Note 8. Trustees Retirement Plan

  The Trustees (and Directors) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if an unaffiliated Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any of the SunAmerica mutual funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years is added to each Eligible Trustee's Account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. As of March 31, 1998, U.S. Government Securities Fund, Federal Securities Fund, Diversified Income Fund, High Income Fund and Tax Exempt Insured Fund had accrued $71,765, $7,674, $15,488, $18,521 and $18,258, respectively, for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities and for the year ended March 31, 1998 expensed $17,341, $2,132, $4,384, $6,180 and
  $5,296, respectively, for the Retirement Plan, which is included in Trustees' fees and expenses on the Statement of Operations.

 SUNAMERICA INCOME FUNDS
 REPORT OF INDEPENDENT ACCOUNTANTS
To the Trustees and Shareholders of SunAmerica Income Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SunAmerica U.S. Government Securities Fund, SunAmerica Federal Securities Fund, SunAmerica Diversified Income Fund, SunAmerica High Income Fund and SunAmerica Tax Exempt Insured Fund (constituting SunAmerica Income Funds, hereafter referred to as the "Fund") at March 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
May 12, 1998

 SUNAMERICA INCOME FUNDS
 SHAREHOLDER TAX INFORMATION -- (unaudited)

Certain tax information regarding the SunAmerica Income Funds is required to be provided to shareholders based upon each Fund's income and distributions for the taxable periods ended March 31, 1998. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 1998. The information necessary to complete your income tax returns will be included with your Form 1099-DIV to be received under separate cover in January 1999.

During the year ended March 31, 1998 Tax Exempt Insured Fund paid tax exempt interest dividends of $.57 per share to Class A shareholders and $.48 per share to Class B shareholders. For the year ended March 31, 1998, 1.5% of the dividends paid from ordinary income by the High Income Fund qualified for the 70% dividends received deduction for corporations.

 SUNAMERICA INCOME FUNDS
 COMPARISONS: PORTFOLIOS VS. INDICES

  As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in the SunAmerica Income Funds' portfolios to a similar investment in a broad based index. It is important to note that the SunAmerica Income Funds are professionally managed mutual funds while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the class of that particular Fund which has been in existence the longest. The performance of the other class will vary based upon the difference in sales charges and fees assessed to shareholders of that class. The maximum sales charge for Class A is 4.75% of the public offering price. The maximum contingent deferred sales charge ("CDSC") for Class B and Class C is 4% and 1%, respectively. Class B's CDSC is reduced to 0% after six years; Class C's CDSC is reduced to 0% after one year. All classes bear ongoing 12b-1 distribution and service fees.



U.S. GOVERNMENT SECURITIES FUND

      Lehman Brothers                   U.S. Government Securities
      Government Index                  Fund Class B

      10000                             10000
6/88  10095                             10156
6/89  11312                             10830
6/90  12097                             11654
6/91  13324                             12767
6/92  15158                             13831
6/93  17113                             14590
3/94  17078                             14627
3/95  17815                             15108
3/96  19761                             16448
3/97  20610                             16993
3/98  23112                             18489

U.S. Government Securities Fund    Class        Class
Average Annual Total Returns+        A            B
1 Year Return                      4.42%         4.80%
5 Year Return                      N/A           4.79%
10 Year Return                     N/A           6.34%
Since Inception*                   4.67%         6.24%

+Includes any applicable sales charges
*Inception dates for Class A and Class B are 10/01/93 and 3/03/86, respectively

With a cumulative one year total return of 9.62%, the U.S. Government Securities Fund Class A underperformed its group average's performance of 11.46% (tracked by Lipper Analytical Services, Inc.) as of March 31, 1998. The Fund also underperformed the return for the Lehman Brothers Government Index, which is an unmanaged index and not available as an investment. However, given its inherently conservative, shorter-duration strategy, we fully anticipated that the Fund would not shine in a declining interest rate environment which favored longer-term securities and higher yielding bonds. The Fund met its investment objective.



FEDERAL SECURITIES FUND

           Salomon Brothers GNMA Index       Federal Securities Fund Class B
           10000                             10000
3/89       10545                             10367
3/90       12049                             11502
3/91       13756                             12972
3/92       15424                             14343
3/93       17182                             15500
3/94       17394                             15362
3/95       18483                             15948
3/96       20496                             17563
3/97       21719                             18409
3/98       24080                             20534

Federal Securities Fund       Class              Class
Average Annual Total Returns+   A                  B
1 Year Return                  6.95%             7.54%
5 Year Return                  N/A               5.46%
10 Year Return                 N/A               7.46%
Since Inception*               5.78%             8.27%

+Includes any applicable sales charges
*Inception dates for Class A and Class B are 10/11/93 and 4/25/83, respectively

Active trading, maturity adjustments, and a focus on lower coupon mortgages that benefit from a declining interest rate environment benefited this Fund's annual performance. The Federal Securities Fund Class A had a cumulative one year total return of 12.29%, outperforming its Lipper category average of 10.69%. This performance earned the Fund a ranking of #5 out of 52 funds in its Lipper category for the twelve months ended March 31, 1998. As you can see in the chart to the left, the Fund underperformed relative to the Salomon Brothers GNMA Index, which is an unmanaged index that tracks performance of the GNMA portion of the U.S. Government bond market. However, the Fund is more diversified than the Index, with its assets invested 46.9% in GNMAs, 30.0% in U.S. Treasury Bonds and Notes, 7.6% in FHLMCs, 3.9% in Fannie Maes, and 11.6% in cash and equivalents at March 31, 1998.

 SUNAMERICA INCOME FUNDS
 COMPARISONS: PORTFOLIOS VS. INDICES -- (continued)


DIVERSIFIED INCOME FUND

           JP Morgan Global     Lehman Brothers       Merrill Lynch High     Diversified Income Fund
        Government Bond Index   Government Index    Yield Master II Index            Class B
                10000                10000                10000                       10000
10/91           10905                10808                11699                       10346
10/92           12275                11925                13657                       10362
10/93           13625                13491                16132                       11699
3/94            13578                12991                16088                       11405
3/95            15217                13552                17202                       10782
3/96            16217                15677                19841                       12194
3/97            16559                15677                21932                       13503
3/98            17977                17581                25354                       15544

Diversified Income Fund                   Class                     Class
Average Annual Total Returns+               A                         B
1 Year Return                             10.33%                    11.11%
5 Year Return                             N/A                        6.88%
Since Inception*                           6.15%                     6.50%

+Includes any applicable sales charges
*Inception dates for Class A and Class B are 10/05/93 and 4/06/91, respectively

The Diversified Income Fund Class A had a cumulative one year total return of 15.84% as of March 31, 1998, as compared to 12.15% for its Lipper category average. This significant outperformance earned the Fund a ranking of #7 out of 82 funds in its Lipper category for the annual period. It is primarily attributable to superior sector selection, avoidance of the difficulties in the Asian debt markets, and a focus on strong corporate bonds in Latin America. Because the Fund invests in several sectors of the bond market, we did not compare it to any one benchmark.

HIGH INCOME FUND

       High Income Fund Class A    Merrill Lynch High Yield Master II Index
              9525                                10000
3/89         10597                                10938
3/90          9552                                10729
3/91         10464                                12232
3/92         14146                                15720
3/93         16289                                18205
3/94         17771                                19679
3/95         17254                                21041
3/96         19054                                24270
3/97         21239                                26827
3/98         25502                                31013

High Income Fund               Class            Class                 Class
Average Annual Total Returns+    A                B                     C
1 Year Return                  14.37%           15.31%                N/A
5 Year Return                   8.33%           N/A                   N/A
10 Year Return                  9.81%           N/A                   N/A
Since Inception*                9.07%            8.04%                2.18%

+Includes any applicable sales charges
*Inception dates for Class A, Class B and Class C are 9/19/86, 10/01/93 and
 2/02/98, respectively

Benefiting primarily from superior sector and individual issue selection, the High Income Fund Class A achieved a cumulative one year total return of 20.07% as of March 31, 1998, as compared to 16.95% for its Lipper category average. The Fund also moved toward a slightly more conservative profile, modestly upgrading credit quality and harvesting some gains from issues that reached our price objectives. The Fund underperformed the Merrill Lynch High Yield Master II Index, an unmanaged index of high yield bonds. We intend to stay focused on the telecommunications sector and to continue enhancing credit quality through the careful selection of individual issues.

 SUNAMERICA INCOME FUNDS
 COMPARISONS: PORTFOLIOS VS. INDICES -- (continued)

TAX EXEMPT INSURED FUND

        Lehman Brothers Municipal Bond Index   Tax Exempt Insured Fund Class A
                          10000                             9525
10/88                     10638                            10122
                          11500                            10885
10/90                     12353                            11568
                          13857                            12566
10/92                     15021                            13312
                          17134                            14636
3/94                      16390                            13962
                          17613                            14935
3/96                      19088                            16036
                          20131                            16716
3/98                      22289                            18434

Tax Exempt Insured Fund        Class              Class
Average Annual Total Returns+    A                  B
1 Year Return                  5.04%              5.65%
5 Year Return                  4.95%              N/A
10 Year Return                 6.31%              N/A
Since Inception*               6.48%              4.16%

+Includes any applicable sales charges
*Inception dates for Class A and Class B are 11/22/85 and 10/04/93, respectively

For the year ended March 31, 1998, the Tax Exempt Insured Fund Class A had a cumulative one year total return of 10.28%, as compared to 10.21% for its Lipper category average. While the Fund underperformed the return for the Lehman Brothers Municipal Bond Index, note that this is an unmanaged index consisting of municipal bonds that may not be insured as to the timely payment of principal and interest. In contrast, at least 65% of the holdings of the Tax Exempt Insured Fund are insured under normal conditions. In fact, on March 31, 1998, approximately 89% of the Fund's holdings were insured. This Fund continues to be conservatively managed, adjusting maturity and duration based on current market conditions and focusing on individuals bonds' call structure, underlying fundamentals, and credit rating.

TRUSTEES                                   INVESTMENT ADVISER
S. James Coppersmith                       SunAmerica Asset Management Corp.
Samuel M. Eisenstat                        The SunAmerica Center
Stephen J. Gutman                          733 Third Avenue
Peter A. Harbeck                           New York, NY 10017-3204

Peter McMillan III                         DISTRIBUTOR
Sebastiano Sterpa

                                           SunAmerica Capital Services, Inc.
OFFICERS                                   The SunAmerica Center
Peter A. Harbeck, President                733 Third Avenue
P. Christopher Leary, Vice President       New York, NY 10017-3204

John Risner, Vice President                SHAREHOLDER SERVICING AGENT
John DiVito, Vice President                SunAmerica Fund Services, Inc.
Karolann Patranzino, Vice President        The SunAmerica Center
Robert M. Zakem, Secretary                 733 Third Avenue
Peter C. Sutton, Treasurer                 New York, NY 10017-3204

John T. Genoy, Assistant Treasurer         CUSTODIAN AND TRANSFER AGENT
Donna M. Handel, Assistant Treasurer       State Street Bank & Trust Company
Cheryl L. Hawthorne, Assistant Treasurer   P.O. Box 419572
Abbe P. Stein, Assistant Secretary         Kansas City, MO 64141-6572

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                                            BULK RATE
 SUNAMERICA INCOME FUNDS                                  U.S. POSTAGE
 THE SUNAMERICA CENTER                                        PAID
 733 THIRD AVENUE                                         Kansas City,
 NEW YORK, NY 10017-3204                                       MO
 1-800-858-8850                                            PERMIT NO.
                                                              3657

This report is submitted solely for
the general information of
shareholders of the Fund.
Distribution of this report to
persons other than shareholders of
the Fund is authorized only in
connection with a currently effective
prospectus, setting forth details of
the Fund, which must precede or
accompany this report.


SPONSORED BY:

LOGO

IFANN